UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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Filed by a Party other than the Registrant ☐

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☒	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

LISTED FUNDS TRUST
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒ No fee required

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☐ Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

TrueMark Investments, LLC
433 W Van Buren, Suite 1100-D
Chicago, Illinois 60607

[...], 2025

Dear Shareholders:

We invite you to a Joint Special Meeting of Shareholders (the “Shareholder Meeting”) of the TrueShares Eagle Global Renewable Energy Income ETF, TrueShares Technology, AI, & Deep Learning ETF, TrueShares Active Yield ETF, The Opal Dividend Income ETF, RiverNorth Patriot ETF, and RiverNorth Enhanced Pre-Merger SPAC ETF (each, an “Existing Fund” and, collectively, the “Existing Funds”), each a series of Listed Funds Trust (“LiFT”), to be held telephonically at 10:00 Eastern Time on [__], 2025.

As discussed in more detail in the enclosed Proxy Statement, at the Shareholder Meeting the shareholders of each Existing Fund will be asked to (i) consider and vote to approve an Agreement and Plan of Reorganization (the “Plan”) to reorganize the Existing Fund into a corresponding newly-created series (each, a “New Fund” and, collectively, the “New Funds”) of Elevation Series Trust (“EST”) (each, a “Reorganization” and, collectively, the “Reorganizations”), and (ii) transact such other business as may properly come before the Shareholder Meeting. If approved, the Reorganizations will result in (i) the transfer of all of the assets and liabilities of each Existing Fund to the corresponding New Fund in exchange for the number of shares of the New Fund equal to the number of shares of the Existing Fund then outstanding, (ii) the pro rata distribution of shares of each New Fund to shareholders of record of the corresponding Existing Fund as of the effective date of the Reorganization in full redemption of all shares of the Existing Fund, and (iii) the complete liquidation and termination of the Existing Fund. The New Funds would be managed by the Existing Funds’ current investment adviser, TrueMark Investments, LLC (the “Adviser”), and would continue to be managed on a day to day basis by each of their respective sub-advisers (Black Hill Capital Partners, LLC for TrueShares Technology, AI & Deep Learning ETF, Opal Capital LLC for The Opal Dividend Income ETF, Eagle Global Advisors LLC for TrueShares Eagle Global Renewable Energy Income ETF, Wealth Builder Funds LLC for TrueShares Active Yield ETF, and RiverNorth Capital Management LLC for RiverNorth Patriot ETF and RiverNorth Enhanced Pre-Merger SPAC ETF) (each, a “Sub-Adviser” and together, the “Sub-Advisers”). The investment objective, principal investment strategies, principal risks and policies of each New Fund would be the same as the investment objective, principal investment strategies, principal risks and policies of its corresponding Existing Fund. The portfolio managers of the Existing Funds also will serve as the portfolio managers for the New Funds.

Each New Fund was established solely for the purpose of acquiring the assets and liabilities of its corresponding Existing Fund and continuing the Existing Fund’s business. Subject to shareholder approval, on the closing date of a Reorganization, your Existing Fund shares will be exchanged for shares of equal value of its corresponding New Fund in complete liquidation of the Existing Fund, and you will no longer be a shareholder of an Existing Fund and will be a shareholder of the corresponding New Fund. Interests of shareholders will not be diluted as a result of the Reorganizations. If shareholders of an Existing Fund do not approve the Reorganization with respect to that Existing Fund, then the Existing Fund will not be reorganized into the New Fund and the LiFT board of trustees will consider what further actions to take with respect to that Existing Fund, which may include continuation or liquidation of the Existing Fund. Importantly, approval of the proposal is not expected to result in any increase in

Fund fees or expenses. The Adviser will pay all expenses incurred in connection with the Reorganizations, even if the Reorganizations are not approved by shareholders.

As stated above, if the Reorganizations are approved, the New Funds will be managed by the Adviser and each of the respective Sub-Advisers; however, the New Funds would be overseen by a different board of trustees and have certain different third-party service providers.

The Reorganizations are primarily being driven by the Adviser’s pursuit of operational efficiencies and streamlined administration. By transitioning to an administrator that services other products managed by the Adviser, we anticipate the New Funds will benefit from improvements in the pricing of services and increased operating efficiencies. The consolidation of service providers is expected to create synergies, eliminate redundancies and mitigate operational risks. The Reorganizations align with the Adviser’s commitment to enhancing shareholder value by potentially lowering costs and improving overall fund management effectiveness. Furthermore, the move is anticipated to facilitate more cohesive oversight and reporting across the Adviser’s product lineup. Ultimately, the Adviser believes the Reorganizations will re-position each Existing Fund to better serve its shareholders through improved operational efficiency and risk management.

As an Existing Fund shareholder, you may choose to:

•maintain your current positions in an Existing Fund and receive shares of the corresponding New Fund on the date of the Existing Fund’s Reorganization, or
•if you do not wish to receive shares of the corresponding New Fund, redeem your shares of the Existing Fund prior to the date of the Existing Fund’s Reorganization.

The Proxy Statement provides greater detail regarding the New Funds, as well as on the mechanics of the Reorganizations and what to expect during and following the Reorganizations. Please take the time to carefully read the Proxy Statement and cast your vote.

YOUR VOTE IS IMPORTANT.

We believe the Reorganizations are in the best interests of each Existing Fund’s shareholders and ask that you vote “FOR” the approval of the Plan to authorize the Reorganizations with respect to each Existing Fund.

Your vote is important no matter how many shares you own. Voting your shares early will avoid costly follow-up mail and telephone solicitation. After reviewing the attached materials, please complete, sign and date your proxy card and mail it promptly in the enclosed postage paid envelope. You may also vote online or by telephone by following the instructions provided on the proxy card, or in-person.

If you have any questions, please call [name of proxy vendor] toll-free at [toll-free proxy line] and we will be glad to assist you.

Sincerely,

/s/ Michael N. Loukas
Michael N. Loukas, Chief Executive Officer
TrueMark Investments, LLC

TrueShares Active Yield ETF
TrueShares Eagle Global Renewable Energy Income ETF
TrueShares Technology, AI, & Deep Learning ETF
The Opal Dividend Income ETF
RiverNorth Patriot ETF
RiverNorth Enhanced Pre-Merger SPAC ETF

each, a series of
Listed Funds Trust

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD [__], 2025

Dear Shareholders:

The board of trustees of Listed Funds Trust (“LiFT”), an open-end management investment company organized as a Delaware statutory trust, has called a special meeting of the shareholders (the “Shareholder Meeting”) of the TrueShares Eagle Global Renewable Energy Income ETF, TrueShares Technology, AI, & Deep Learning ETF, TrueShares Active Yield ETF, The Opal Dividend Income ETF, RiverNorth Patriot ETF, and RiverNorth Enhanced Pre-Merger SPAC ETF, each a series of LiFT (each, an “Existing Fund” and, together, the “Existing Funds”), to be held telephonically at 10:00 Eastern Time on [__], 2025.

At the Shareholder Meeting, shareholders will be asked to vote on the following proposal with respect to each Existing Fund in which they own shares:

1.To approve an Agreement and Plan of Reorganization (the “Plan”), a copy of which is attached as Appendix A to the Proxy Statement, providing for the reorganization of:

a.TrueShares Technology, AI & Deep Learning ETF, a series of LiFT, into the TrueShares Technology, AI & Deep Learning ETF, a series of Elevation Series Trust (“EST”);

b.The Opal Dividend Income ETF, a series of LiFT, into The Opal Dividend Income ETF, a series of EST;

c.TrueShares Eagle Global Renewable Energy Income ETF, a series of LiFT, into the TrueShares Eagle Global Renewable Energy Income ETF, a series of EST;

d.TrueShares Active Yield ETF, a series of LiFT, into the TrueShares Active Yield ETF, a series of EST;

e.RiverNorth Patriot ETF, a series of LiFT, into the RiverNorth Patriot ETF, a series of EST;

f.RiverNorth Enhanced Pre-Merger SPAC ETF, a series of LiFT, into the RiverNorth Enhanced Pre-Merger SPAC ETF, a series of EST (each series of EST a “New Fund” and collectively, the “New Funds”) (each, a “Reorganization” and, together, the “Reorganizations”); and

2.To transact such other business as may properly come before the Shareholder Meeting.

THE BOARD OF TRUSTEES OF THE EXISTING FUNDS RECOMMENDS THAT YOU VOTE FOR THE PROPOSAL.

The persons designated as proxies may use their discretionary authority to vote as instructed by management of the Existing Funds on any other proposals raised at the Shareholder Meeting to the extent permitted by the proxy rules of the U.S. Securities and Exchange Commission (the “SEC”), including proposals for which timely notice was not received, as set forth in the SEC’s proxy rules. Those present and the appointed proxies also will transact such other business, if any, as may properly come before the Shareholder Meeting or any adjournments or postponements thereof. Shareholders of record at the close of business on [__], 2025, are entitled to notice of, and to vote at, the Shareholder Meeting and any adjournments or postponements thereof. If the necessary quorum to transact business or the vote required to approve any proposal is not obtained at the Shareholder Meeting, or if a quorum is obtained but sufficient votes required to approve the Plan are not obtained, the chairman of the Shareholder Meeting may adjourn the Shareholder Meeting one or more times to permit, in accordance with applicable law, further solicitation of proxies with respect to the proposal. Any shareholder meeting, whether or not a quorum is present, may be adjourned by the vote of the majority of the shares represented at that meeting, either in person or by proxy.

Shareholders are invited to attend the Shareholder Meeting telephonically. Any shareholder who does not expect to attend the Shareholder Meeting is urged to vote using the telephone or Internet voting instructions found below or indicate voting instructions on each enclosed proxy card, date and sign it, and return it in the envelope provided, which needs no postage if mailed in the United States. To avoid unnecessary calls to solicit your vote, we ask your cooperation in responding promptly, no matter how large or small your holdings may be.

By Order of the Board of Trustees,

Chad E. Fickett, Secretary
[...], 2025

IMPORTANT NOTICE REGARDING THE INTERNET AVAILABILITY OF PROXY MATERIALS FOR THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON [__], 2025:

This Notice of Shareholder Meeting, the Proxy Statement (including the proposed Agreement and Plan of Reorganization) and the Proxy Voting Ballot are available at https://proxyvotinginfo.com/p/[__].com.

Important Information to Help you Understand and Vote on the Proposal

Q & A: Questions and Answers

While we encourage you to read the full text of the enclosed Proxy Statement, here is a brief overview of the matter affecting you as a shareholder of an Existing Fund that requires your vote.

What is this Document and Why Did You Send it to Me?

The enclosed Proxy Statement is a proxy statement for the TrueShares Eagle Global Renewable Energy Income ETF, TrueShares Technology, AI, & Deep Learning ETF, TrueShares Active Yield ETF, The Opal Dividend Income ETF, RiverNorth Patriot ETF, and RiverNorth Enhanced Pre-Merger SPAC ETF (each, an “Existing Fund” and, together, the “Existing Funds”), each a series of Listed Funds Trust (“LiFT”), a Delaware statutory trust. The purposes of the Proxy Statement are to (1) solicit votes from shareholders of each Existing Fund on a proposal (the “Proposal”) to approve an Agreement and Plan of Reorganization (the “Plan”) between LiFT, on behalf of each Existing Fund, and Elevation Series Trust (“EST”), a Delaware statutory trust, on behalf of its newly-created TrueShares Eagle Global Renewable Energy Income ETF, TrueShares Technology, AI, & Deep Learning ETF, TrueShares Active Yield ETF, The Opal Dividend Income ETF, RiverNorth Patriot ETF, and RiverNorth Enhanced Pre-Merger SPAC ETF (each, a “New Fund” and, together, the “New Funds”), a form of which is appended to the Proxy Statement as Appendix A, and the transactions contemplated by the Plan, and (2) provide information regarding the New Funds. The approval of the Proposal by the shareholders of an Existing Fund is required to proceed with the Reorganizations (defined below) with respect to that Existing Fund.

What is the Purpose of the Reorganizations?

The primary purpose of the Reorganizations is to move the Existing Funds from LiFT to EST to take advantage of operational efficiencies and distribution support that come about from having all exchange-traded funds managed by the Adviser serviced by the same service providers. This may result in lower shareholder expenses over time.

TrueMark Investments, LLC (the “Adviser”), the investment adviser to each Existing Fund, has determined that by reorganizing the Existing Funds into EST (the “Reorganizations”), the Existing Funds and the Adviser may be able to achieve operational efficiencies and receive distribution support, which may, over time, result in lower expenses for the New Funds compared to the Existing Funds due to achieving economies of scale from a growth in assets. The consolidation of service providers is expected to create synergies, eliminate redundancies, and mitigate operational risks. The Reorganizations align with the Adviser’s commitment to enhancing shareholder value by potentially lowering costs and improving overall fund management effectiveness. Ultimately, the Adviser believes the Reorganizations will re-position each Existing Fund to better serve its shareholders through improved operational efficiency and risk management.

The Adviser for the Existing Funds will serve as investment adviser for the New Funds each of their respective sub-advisers will serve as sub-adviser for the New Funds (Black Hill Capital Partners, LLC for TrueShares Technology, AI & Deep Learning ETF, Opal Capital LLC for The Opal Dividend Income ETF, Eagle Global Advisors LLC for TrueShares Eagle Global Renewable Energy Income ETF, Wealth Builder Funds LLC for TrueShares Active Yield ETF, and RiverNorth Capital Management LLC for RiverNorth Patriot ETF and RiverNorth Enhanced Pre-Merger SPAC ETF) and the persons responsible for the day-to-day management of the New Funds will not change. Each Reorganization is expected to be
Q&A                                                1

a tax-free reorganization for federal income tax purposes and, therefore, no gain or loss should be recognized by an Existing Fund or its shareholders as a result of a Reorganization.

The only changes that will occur as a result of the Reorganizations are that (1) the New Funds will be overseen by a different board of trustees, (2) the New Funds will have different officers, and (3) the New Funds will have certain different third-party service providers, as reflected in the following table:

Service Provider	LiFT	EST
Fund Accounting and Administration	U.S. Bancorp Fund Services, LLC	Paralel Technologies LLC
Transfer Agent	U.S. Bancorp Fund Services, LLC	State Street Bank and Trust Company
Distributor	Foreside Fund Services, LLC	Paralel Distributors LLC
Custodian	U.S. Bank National Association	State Street Bank and Trust Company
Legal Counsel	Morgan, Lewis & Bockius LLP	Thompson Hine LLP
Independent Registered Public Accounting Firm	Cohen & Company, Ltd.	Cohen & Company, Ltd.

How Will the Reorganizations Work?

Each Reorganization will involve three steps:

1	The transfer of all of the assets and liabilities of the Existing Fund to the corresponding New Fund in exchange for the number of shares of the New Fund equal to the number of shares of the Existing Fund then outstanding;

2
The pro rata distribution of shares of the New Fund to shareholders of record of the corresponding Existing Fund as of the effective date of the Reorganization in full redemption of all shares of the Existing Fund; and

3	The complete liquidation and termination of the Existing Fund.

The total value of New Fund shares that you receive in a Reorganization will be the same as the total value of the corresponding Existing Fund shares you held immediately before the Reorganization.

How Does the Board Suggest that I Vote?

After careful consideration, the Board of Trustees of LiFT (the “LiFT Board”) recommends that you vote “FOR” the Reorganization with respect to each Existing Fund in which you own shares. Please see the Proxy Statement for a discussion of the LiFT Board’s considerations in making its recommendations.

How Will Approval of the Reorganizations Affect the Operation of each Existing Fund?

Approval of the Reorganizations will not affect an Existing Fund’s investment objective, principal investment strategies, principal risks or policies. In fact, each New Fund’s investment objective, principal investment strategies, principal risks and policies are identical to those of the corresponding Existing Fund. The Adviser of the Existing Funds will serve as the investment adviser to the New Funds. The day-to-day investment management of the portfolio of each New Fund will be provided by the same portfolio manager that currently manages the Existing Funds. Further, it is anticipated that the gross and net
Q&A                                                2

expenses of each New Fund will be the same or lower than the current gross and net expenses of the corresponding Existing Fund.

What Will Happen if a Reorganization is Not Approved?

Shareholders of each Existing Fund will vote separately on the applicable Reorganization. If the shareholders of an Existing Fund approve the Proposal but shareholders of another Existing Fund do not approve the Proposal, the Existing Fund that received shareholder approval will be reorganized into its corresponding New Fund. With respect to the Existing Fund that did not receive shareholder approval, the LiFT Board will consider other actions with respect to that Existing Fund, including, but not limited to, further solicitations of that Existing Fund’s shareholders, continuing to operate that Existing Fund within LiFT, or liquidation of that Existing Fund.

Who is Paying the Expenses Related to the Shareholder Meeting and the Reorganizations?

The Adviser will be responsible for paying or facilitating the payment of the costs of the Reorganizations, including the payment of any costs associated with the Shareholder Meeting, the Proxy Statement, and soliciting proxies from shareholders, regardless of whether the Reorganizations are consummated.

Will My Vote Make a Difference?

Yes. Your vote is needed to ensure that the Proposal can be acted upon, and we encourage all shareholders to participate in the governance of their Existing Fund(s). Your immediate response will help prevent the need for any further solicitations for a shareholder vote. We encourage all shareholders to participate, including small investors. If other shareholders like you do not vote, the Existing Funds may not receive enough votes to go forward with the Shareholder Meeting. If this happens, the Reorganizations would be delayed, and we may need to solicit votes again, which increases costs.

How Do I Place My Vote?

You may provide LiFT with your vote by mail, via the Internet, or over the phone. You may use the enclosed postage-paid envelope to mail your proxy card. You may also vote by calling the toll-free number printed on your proxy ballot, via the Internet at the website address printed on your proxy ballot, or telephonically at the Shareholder Meeting.

Whom Do I Call If I Have Questions?

We are happy to answer your questions about this proxy solicitation. Please call [toll-free proxy line] Monday through Friday 10 a.m. to 11 p.m., Eastern time, with any questions about the proxy solicitation.
Q&A                                                3

TrueShares Active Yield ETF
TrueShares Eagle Global Renewable Energy Income ETF
TrueShares Technology, AI, & Deep Learning ETF
The Opal Dividend Income ETF
RiverNorth Patriot ETF
RiverNorth Enhanced Pre-Merger SPAC ETF

each, a series of
Listed Funds Trust

with its principal offices at

615 East Michigan Street
Milwaukee, Wisconsin 53202

PROXY STATEMENT
SPECIAL MEETING OF SHAREHOLDERS

To Be Held [__], 2025

INTRODUCTION
This Proxy Statement is furnished in connection with the solicitation of proxies by the board of trustees (the “LiFT Board”) of Listed Funds Trust (“LiFT”) on behalf of the TrueShares Eagle Global Renewable Energy Income ETF, TrueShares Technology, AI, & Deep Learning ETF, TrueShares Active Yield ETF, The Opal Dividend Income ETF, RiverNorth Patriot ETF, and RiverNorth Enhanced Pre-Merger SPAC ETF (each, an “Existing Fund” and, together, the “Existing Funds”), each a series of LiFT, for use at a special meeting of shareholders (the “Shareholder Meeting”) to be held telephonically at 10:00 Eastern Time on [__], 2025, and at any and all adjournments thereof. The Notice of Meeting, Proxy Statement and accompanying form of proxy will be mailed to shareholders on or about [__], 2025.

The LiFT Board has called the Shareholder Meeting to ask shareholders to vote on the following proposal (“Proposal”) with respect to each Existing Fund in which they own share:

1. To approve an Agreement and Plan of Reorganization (the “Plan”), a copy of which is attached as Appendix A to the Proxy Statement, providing for the reorganization of:

a.TrueShares Technology, AI & Deep Learning ETF, a series of LiFT, into the TrueShares Technology, AI & Deep Learning ETF, a series of Elevation Series Trust (“EST”);

b.The Opal Dividend Income ETF, a series of LiFT, into The Opal Dividend Income ETF, a series of EST;

c.TrueShares Eagle Global Renewable Energy Income ETF, a series of LiFT, into the TrueShares Eagle Global Renewable Energy Income ETF, a series of EST;

d.TrueShares Active Yield ETF, a series of LiFT, into the TrueShares Active Yield ETF, a series of EST;

e.RiverNorth Patriot ETF, a series of LiFT, into the RiverNorth Patriot ETF, a series of EST;
Proxy Statement                                        1

f.RiverNorth Enhanced Pre-Merger SPAC ETF, a series of LiFT, into the RiverNorth Enhanced Pre-Merger SPAC ETF, a series of EST (each series of EST a “New Fund” and collectively, the “New Funds”) (each, a “Reorganization” and, together, the “Reorganizations”); and

2.    To transact such other business as may properly come before the Shareholder Meeting.

Only shareholders of record of an Existing Fund at the close of business on [__], 2025 (the “Record Date”) are entitled to notice of, and to vote at, the Shareholder Meeting and any adjournments or postponements thereof. Shareholders who wish to participate in the meeting are welcome to do so. If you were a record holder of Existing Fund shares as of the record date, please e-mail [Sodali & Co] (“[...]”) at [...] no later than [12:00] p.m. Eastern Time on [__], 2025 to register. Please include the Fund’s name in the subject line and provide your name and address in the body of the e-mail. [...] will then e-mail you the dial in information and instructions for attending the Shareholder Meeting.

A copy of each Existing Fund’s most recent annual report and semi-annual report, including financial statements and schedules, are available at no charge by sending a written request to LiFT at 615 East Michigan Street, Milwaukee, Wisconsin 53202 or by calling 1-800-617-0004.

THE PROPOSAL: TO APPROVE AN AGREEMENT AND PLAN OF REORGANIZATION

Overview

At a meeting held on March 5, 2025, the LiFT Board, including a majority of the Trustees who are not “interested persons” (as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”)) (the “Independent Trustees”), considered and unanimously approved, subject to shareholder approval, an Agreement and Plan of Reorganization (the “Plan”) substantially similar to the copy attached to this Proxy Statement as Appendix A. Under the Plan, each Existing Fund will assign all of its assets to the corresponding New Fund in exchange solely for (1) the number of the New Fund shares equivalent in value to shares of the relevant Existing Fund outstanding immediately prior to the Closing Date (as defined below), and (2) the New Fund’s assumption of all of the relevant Existing Fund’s liabilities, followed by a distribution of those shares to such Existing Fund’s shareholders so that the Existing Fund’s shareholders receive shares of the corresponding New Fund equivalent in value to the shares of the Existing Fund held by such shareholder on the closing date of the Reorganization, which is currently set to be on or about [__], 2025 (the “Closing Date”). The Existing Funds and New Funds are sometimes referred to in this Proxy Statement as a “Fund.” Like LiFT, EST is an open-end investment company registered with the SEC.

If the Plan is approved by the shareholders of an Existing Fund, they will become shareholders of the corresponding New Fund. Each New Fund’s investment objectives, principal investment strategies principal risks and policies are identical to those of the corresponding Existing Fund. In addition, the current investment adviser to each Existing Fund, TrueMark Investments, LLC (the “Adviser”), will continue to serve as the investment adviser to each New Fund, and the current investment sub-advisers to each Existing Fund (Black Hill Capital Partners, LLC for TrueShares Technology, AI & Deep Learning ETF, Opal Capital LLC for The Opal Dividend Income ETF, Eagle Global Advisors LLC for TrueShares Eagle Global Renewable Energy Income ETF, Wealth Builder Funds LLC for TrueShares Active Yield ETF, and RiverNorth Capital Management LLC for RiverNorth Patriot ETF and RiverNorth Enhanced Pre-Merger SPAC ETF), will continue to serve as the investment sub-advisers to each New Fund.

Shareholders of each Existing Fund will vote separately on the applicable Reorganization. If the shareholders of one Existing Fund approve the Proposal but shareholders of another Existing Fund do not approve the Proposal, the Existing Fund that received shareholder approval will be reorganized into its
Proxy Statement                                        2

corresponding New Fund. With respect to the Existing Fund that did not receive shareholder approval of the Reorganization, the LiFT Board will consider other actions with respect to that Existing Fund, including, but not limited to, further solicitations of that Existing Fund’s shareholders, continuing to operate that Existing Fund within LiFT, or liquidation of that Existing Fund.

The LiFT Board is different than the board of trustees of EST (the “EST Board”). EST also has different officers than LiFT. In addition, certain third-party service providers of the Funds will change as shown in the table below. Therefore, the only changes that will occur as a result of the Reorganizations are: (1) the New Funds will be overseen by a different board of trustees, (2) the New Funds will have different officers, and (3) the New Funds will have certain different service providers.

Service Provider	LiFT	EST
Fund Accounting and Administration	U.S. Bancorp Fund Services, LLC	Paralel Technologies LLC
Transfer Agent	U.S. Bancorp Fund Services, LLC	State Street Bank and Trust Company
Distributor	Foreside Fund Services, LLC	Paralel Distributors LLC
Custodian	U.S. Bank National Association	State Street Bank and Trust Company
Legal Counsel	Morgan, Lewis & Bockius LLP	Thompson Hine LLP
Independent Registered Public Accounting Firm	Cohen & Company, Ltd.	Cohen & Company, Ltd.

Each Reorganization is expected to be a tax-free reorganization for federal income tax purposes and therefore no gain or loss should be recognized by an Existing Fund or its shareholders as a result of the Reorganization. The Adviser, and not the Existing or New Funds, will pay or facilitate the payment of the costs of each Reorganization, including any costs associated with the Shareholder Meeting, the Proxy Statement and soliciting proxies. If approved, the Reorganizations are expected to take effect on or about [__], 2025, although the date may be adjusted in accordance with the Plan.

The Adviser and EST have received an exemptive order from the SEC which permits the Adviser to operate certain New Funds (TrueShares Eagle Global Renewable Energy Income ETF, TrueShares Technology, AI, & Deep Learning ETF, and TrueShares Active Yield ETF) under a “manager of managers” structure (the “Order”). The Order allows the Adviser to hire or replace a sub-adviser and modify any existing or future agreement with a sub-adviser, without obtaining shareholder approval. A shareholder vote would still be required to replace TrueMark with another investment adviser. LiFT and TrueMark do not have a similar exemptive order.

Reasons For the Reorganizations

The primary purpose of the Reorganizations is to move each Existing Fund from LiFT to EST in an attempt to gain operational efficiencies and streamlined administration. By transitioning to an administrator that services other products managed by the Adviser, we anticipate the New Funds will benefit from improvements in the pricing of services and increased operating efficiencies. The consolidation of service providers is expected to create synergies, eliminate redundancies and mitigate operational risks. The Reorganizations align with the Adviser’s commitment to enhancing shareholder value by potentially lowering costs and improving overall fund management effectiveness. Furthermore, the move is anticipated to facilitate more cohesive oversight and reporting across the Adviser’s product lineup. Ultimately, the Adviser believes the Reorganizations will re-position each Existing Fund to better serve its shareholders through improved operational efficiency and risk management.

Proxy Statement                                        3

Summary of Agreement and Plan of Reorganization

Below is a summary of the important terms of the Plan. This summary is qualified in its entirety by reference to the Plan itself, the form of which is set forth in Appendix A to this Proxy Statement, and which you are encouraged to read in its entirety.

The Plan provides that the number of shares to be issued by each New Fund in connection with its Reorganization will be the same as the number of shares owned by each of the corresponding Existing Fund’s shareholders on the Closing Date. The Plan also provides that the NAV of shares of each New Fund will be the same as the NAV of shares of the relevant Existing Fund. The value of the assets to be transferred by each Existing Fund will be calculated at the time of the closing of the Reorganization.

Each Existing Fund will distribute the corresponding New Fund shares it receives in its Reorganization to its shareholders. Shareholders of record of an Existing Fund will be credited with shares of the corresponding New Fund having an aggregate value equal to the Existing Fund shares that the shareholder holds of record on the Closing Date.

The Plan may be terminated by resolution of the LiFT Board or EST Board on behalf of an Existing Fund or on behalf of a New Fund, respectively, under certain circumstances. Completion of each Reorganization is subject to numerous conditions set forth in the Plan. An important condition to closing is that each Existing Fund receive a tax opinion to the effect that the Reorganization will qualify as a “reorganization” under Section 368(a)(1)(F) of the Internal Revenue Code of 1986, as amended (the “Code”), subject to certain qualifications. As such, subject to such qualification, the Reorganization will not be taxable for such purposes to an Existing Fund, the corresponding New Fund or the Existing Fund’s shareholders. See “FEDERAL INCOME TAX CONSEQUENCES.” Each closing is also conditioned upon both the Existing Fund and the corresponding New Fund receiving the necessary documents to transfer the Existing Fund’s assets and liabilities in exchange for shares of the corresponding New Fund.

LiFT Board Considerations

At a meeting held on March 5, 2025, the LiFT Board approved the proposed Reorganizations after reviewing detailed information regarding each Reorganization and its effect on the shareholders of each Existing Fund. The LiFT Board considered the following matters, among others, in approving the Proposal:

The Terms and Conditions of each Reorganization. The Board considered the terms of the Plan, noting that the transfer of the assets of each Existing Fund will be in exchange for shares of the corresponding New Fund and the New Fund’s assumption of all liabilities of the Existing Fund. The Board also took note of the fact that no commission or other transaction fees would be imposed on the Existing Funds’ shareholders in connection with the Reorganizations. In addition, the Board noted that pursuant to the Plan, each Existing Fund shareholder’s account will be credited with a number of New Fund shares equal to the value of the Existing Fund shares that each shareholder holds immediately prior to its Reorganization and that the aggregate net asset value of New Fund shares to be credited to each Existing Fund shareholder’s account will equal the aggregate net asset value of Existing Fund shares that each shareholder holds immediately prior to the Reorganization. As a result, the Board noted that the interests of the Existing Fund shareholders would not be diluted as a result of the Reorganizations. The Board also noted that the Reorganizations would be submitted to the Existing Funds’ shareholders for approval.

Investment Objectives and Investment Strategies. The Board considered that the investment objective and principal investment strategies of each New Fund are the same as that of its corresponding Existing Fund. As such, the Board concluded that the Reorganizations would provide for continuity of investment for Existing Fund shareholders.
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Relative Expense Ratios. The Board considered that each New Fund’s management fee and estimated total annual fund operating expense ratio is expected to be the same as those of its corresponding Existing Fund and, therefore, the Existing Fund shareholders will not experience an increase in the cost of their investment in connection with the Reorganizations. The Board also noted that, like the Existing Funds, the New Funds will pay a unitary fee, meaning that the Adviser will be responsible for paying all New Fund expenses other than the advisory fee and certain excluded expenses, and that this unitary fee cannot be increased without New Fund shareholder approval. The Board noted further that the Existing Funds have not yet reached their break-even point, so the Adviser is still supporting the Existing Funds’ operations in excess of the revenue collected from the unitary fee.

The Experience and Expertise of the New Funds’ Adviser. The Board considered that the Adviser and each respective Sub-Adviser will continue to provide advisory services to the New Funds and that the portfolio managers for each Existing Fund would serve as the portfolio managers for the respective New Funds.

Expenses Relating to Reorganizations. The Board considered that the Existing Fund shareholders will not incur any expenses in connection with the Reorganizations. The Adviser will be responsible for paying or facilitating the payment of the costs of the Reorganizations, including the payment of any costs associated with soliciting proxies from shareholders.

Federal Income Tax Consequences. The Board considered the tax-free nature of each Reorganization.

Benefits to the Funds and Their Shareholders. The Board understood that, if the Reorganizations are completed, each Existing Fund will become a series of EST, which could result in improved operational efficiency and risk management and may, over time, result in lower expenses due to achieving economies of scale from a growth in assets, which would be beneficial to the New Funds and their shareholders.

Other Alternatives. The Board considered alternatives to the Reorganizations that were identified by the Adviser, including the liquidation of each Existing Fund. After considering the merits and viability of these other alternatives, the Board agreed with the assessment that the possible alternatives were less desirable than the Reorganizations.

Based on the foregoing, the Board determined that each Reorganization, as recommended by the Adviser, is in the best interests of each Existing Fund and its shareholders and that the interests of the Existing Fund shareholders will not be diluted as a result of the Reorganizations. The Board approved the Reorganizations, subject to approval by shareholders of each Existing Fund and the solicitation of the shareholders of the Existing Funds to vote “FOR” the approval of the Plan. The Board understood that if the Existing Fund shareholders do not approve the Reorganizations, the Existing Funds will remain series of LiFT and the Adviser will continue to serve as the investment adviser to the Existing Funds. These determinations were made on the basis of each Trustee’s business judgment after consideration of all of the factors taken as a whole, though individual Trustees may have placed different weight on various factors and assigned different degrees of materiality to various conclusions.

The LiFT Board, including the Independent Trustees, unanimously recommends that shareholders of the Existing Funds approve the Plan and the Reorganizations.

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COMPARISON OF THE EXISTING FUNDS AND THE NEW FUNDS

Each Existing Fund is a series of LiFT, a Delaware statutory trust, and each New Fund is a series of EST, also a Delaware statutory trust. Each New Fund has been created as a shell series of EST solely for the purpose of the proposed Reorganization. Set forth below is a comparison of each Existing Fund’s and the corresponding New Fund’s investment objectives, principal investment strategies, principal risks and policies, fees and expenses, third party service providers, shareholder information and certain other aspects of the Funds.

Investment Objectives, Principal Investment Strategies; Principal Risks; Policies

The investment objectives, principal investment strategies, principal risks and policies for each New Fund are identical to those of its corresponding Existing Fund. Set forth below is a summary of the investment objectives, principal investment strategies and principal risks of each Existing Fund and the corresponding New Fund. For detailed information about the principal investment strategies and risks of each Existing Fund, as well as its investment policies, see the current Prospectus and Statement of Additional Information for the Existing Funds (TrueShares Eagle Global Renewable Energy Income ETF, TrueShares Technology, AI, & Deep Learning ETF, The Opal Dividend Income ETF, RiverNorth Patriot ETF, and RiverNorth Enhanced Pre-Merger SPAC ETF and TrueShares Active Yield ETF), which are incorporated herein by reference. The current Prospectus also includes Financial Highlights for each Existing Fund for the fiscal years since its inception) showing information to help you understand each Existing Fund’s financial performance.

The Reorganization will not result in (1) material changes to an Existing Fund’s investment portfolio due to investment restrictions; or (2) material differences in accounting policies of an Existing Fund as compared to its corresponding New Fund, and therefore a schedule of investments modified to show the effect of the Reorganization has not been included.

The most recent Financial Statements for the Existing Funds can be found in the Existing Fund’s most recent Annual Report for the period ended December 31, 2024 which are incorporated by reference and can be located on the SEC’s website.

Each Existing Fund will be the accounting survivor for its corresponding New Fund.

TrueShares Technology, AI & Deep Learning ET	Existing Fund	New Fund

Investment Objective	The Fund seeks total return.	SAME

Principal Investment Strategies	The Fund is an actively-managed exchange-traded fund (“ETF”) that pursues its investment objective by investing, under normal circumstances, at least 80% of its net assets (plus any borrowings made for investment purposes) in the common stock of technology, artificial intelligence and deep learning companies.	SAME
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TrueShares Technology, AI & Deep Learning ET	Existing Fund	New Fund

Principal Risks	The Fund’s principal risks are Artificial Intelligence, Machine Learning and Deep Learning Investment Risk; Cash and Cash Equivalents Risk; Concentration Risk; Cybersecurity Risk; Equity Market Risk; ETF Risks; Foreign Securities Risk, Growth Investing Risk, Information Technology Sector Risk, IPO Risk, Management Risk, Market Capitalization Risk, Market Risk, New Issuer Risk, and Non-Diversification.	SAME

The Opal Dividend Income ETF	Existing Fund	New Fund

Investment Objective	The Fund seeks to provide capital appreciation with lower volatility and a higher dividend yield compared to the S&P 500 Index.	SAME

Principal Investment Strategies	The Fund is an actively-managed exchange-traded fund (“ETF”) that seeks to achieve its investment objective by purchasing 25-35 stocks of companies that pay dividends and expect to grow the dividends over time and are trading at attractive valuations at the time of the investment.	SAME

Principal Risks	The Fund’s principal risks are Cybersecurity Risk; Depositary Receipts Risk; Dividend Paying Security Risk; Equity Market Risk; ETF Risks; Management Risk, Market Capitalization Risk, Market Risk, Tax Risk, and Value Investing Risk.	SAME

TrueShares Eagle Global Renewable Energy Income ETF	Existing Fund	New Fund

Investment Objective	The Fund seeks long-term growth of capital.	SAME

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TrueShares Eagle Global Renewable Energy Income ETF	Existing Fund	New Fund
Principal Investment Strategies	The Fund is an actively managed exchange-traded fund (“ETF”) that invests primarily in equity securities of domestic and foreign companies that primarily own or operate assets used in the development, generation, production, transmission, storage and sale of alternative and renewable energy such as solar power, wind power, biofuels, hydropower, nuclear or geothermal power (collectively, “Renewable Energy Infrastructure Companies”). The Renewable Energy Infrastructure Companies in which the Fund may invest may range from small- to large-capitalization companies.	SAME

Principal Risks	The Fund’s principal risks are Associated Risk of Investing in Renewable Energy Infrastructure Companies; Concentration Risk; Currency Exchange Rate Risk, Cybersecurity Risk; Depository Receipts Risk, Equity Market Risk; ETF Risks; Foreign Securities Risk, Geographic Investment Risk, Limited Operating History Risk, Management Risk, Market Capitalization Risk, Market Risk, and Non-Diversification Risk.	SAME

TrueShares Active Yield ETF	Existing Fund	New Fund

Investment Objective
The TrueShares Active Yield ETF seeks to deliver a meaningfully higher yield compared to the S&P 500® Index, with a secondary focus on capital preservation and the opportunity for long-term growth of capital.
SAME

Principal Investment Strategies	The Fund is an actively-managed exchange-traded fund (“ETF”) that seeks to deliver above-average yield relative to the broader market by purchasing a portfolio of 50 to 150 income generating securities. In pursuing its investment objective the Fund also employs a secondary focus on capital preservation and the opportunity for long term growth of capital by seeking lower relative volatility compared to the broader market.	SAME
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TrueShares Active Yield ETF	Existing Fund	New Fund

Principal Risks	The Fund’s principal risks are BDC Risk; Closed-End Fund Risk; Cybersecurity Risk; Depository Receipt Risk; Equity Market Risk; ETF Risks; ETN Risks; Management Risk; Market Capitalization Risk; Market Risk; MLP Risk; Models and Data Risk; New Fund Risk; Non-Diversification Risk; Other Investment Companies Risk; REIT Risk; Royalty Trusts Risk; and Tax Risk.	SAME

RiverNorth Patriot ETF	Existing Fund	New Fund

Investment Objective	The Fund seeks capital growth.	SAME

Principal Investment Strategies	The Fund is an actively-managed exchange-traded fund (“ETF”) that seeks to achieve its investment objective by investing in equity securities, including common stock of mid-cap and large-cap companies, tied to the economy of the U.S. RiverNorth Capital Management, LLC (the “Sub-Adviser”), the Fund’s sub-adviser, will consider a company to be tied to the U.S. economy if: 1) the company is organized under the laws of the U.S.; 2) the shares of the company are traded principally in the U.S.; and 3) the company generates at least 90% of its revenue from its activities in the U.S. In addition, to be eligible for inclusion in the Fund’s portfolio, a company must have, at the time of purchase, a market capitalization over $5 billion.	SAME

Principal Risks	The Fund’s principal risks are Cybersecurity Risk; Equity Market Risk; ETF Risks; Management Risk, Market Capitalization Risk, Market Risk, and Non-Diversification Risk.	SAME

RiverNorth Enhanced Pre-Merger SPAC ETF	Existing Fund	New Fund

Investment Objective	The Fund seeks to preserve capital and provide incremental total return.	SAME

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RiverNorth Enhanced Pre-Merger SPAC ETF	Existing Fund	New Fund
Principal Investment Strategies	The Fund is actively managed using a strategy designed around the unique characteristics of “Pre-Combination” SPAC securities. Under normal market conditions, the Fund seeks to achieve its investment objective by investing primarily in units made up of common stock, warrants and rights of U.S.-listed special purpose acquisition companies (“SPACs”).	SAME

Principal Risks	The Fund’s principal risks are Associated Risks of Pre-Combination SPACs; Borrowing and Leverage Risk; Counterparty Risk; Cybersecurity Risk; Derivatives Risk; Equity Market Risk; ETF Risks; Foreign Securities Risk; Illiquidity Risk; Limited Operating History Risk; Management Risk; Market Capitalization Risk; Market Risk; Non-Diversification Risk; Rights and Warrants Risk; and Transactions in Cash Risk.	SAME

Investment Restrictions

The New Funds will have the same investment restrictions as the Existing Funds, as set forth below. These restrictions may not be changed without the approval of a majority of the outstanding voting securities.

1.The TrueShares Technology, AI & Deep Learning ETF will concentrate its investments (i.e., hold more than 25% of its total assets) in one or more industries within the Information Technology Sector.* For purposes of this limitation, securities of the U.S. government (including its agencies and instrumentalities), repurchase agreements collateralized by U.S. government securities, investment companies and tax-exempt securities of state or municipal governments and their political subdivisions are not considered to be issued by members of any industry.**

2.Each of The Opal Dividend Income ETF, RiverNorth Patriot ETF, and RiverNorth Enhanced Pre-Merger SPAC ETF will not concentrate its investments (i.e., hold more than 25% of its total assets) in any industry or group of related industries. For purposes of this limitation, securities of the U.S. government (including its agencies and instrumentalities), registered investment companies, repurchase agreements collateralized by U.S. government securities, and securities of state or municipal governments and their political subdivisions are not considered to be issued by members of any industry.*

3.The Opal Dividend Income ETF will not, with respect to 75% of its total assets, (i) purchase securities of any issuer (except securities issued or guaranteed by the U.S. government, its agencies or instrumentalities or shares of investment companies) if, as a result, more than 5% of its total assets would be invested in the securities of such issuer, or (ii) acquire more than 10% of the outstanding voting securities of any one issuer.*

4.The TrueShares Eagle Global Renewable Energy Income ETF will not concentrate its investments (i.e., hold more than 25% of its total assets) in any industry or group of related industries, except the Fund will concentrate in issuers in the Utilities Industry Group within the Utilities Sector, as
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classified by the Global Industry Classification Standard. For purposes of this limitation, securities of the U.S. government (including its agencies and instrumentalities), investment companies, repurchase agreements collateralized by U.S. government securities, and tax-exempt securities of state or municipal governments and their political subdivisions are not considered to be issued by members of any industry.

5.The Funds will not borrow money or issue senior securities (as defined under the 1940 Act), except to the extent permitted under the 1940 Act.

6.The Funds will not make loans, except to the extent permitted under the 1940 Act.

7.The Funds will not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments, except to the extent permitted under the 1940 Act. This shall not prevent the Funds from investing in securities or other instruments backed by real estate, real estate investment trusts or securities of companies engaged in the real estate business.

8.The Funds will not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments, except to the extent permitted under the 1940 Act. This shall not prevent the Funds from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities.

9.The Funds will not underwrite securities issued by other persons, except to the extent permitted under the 1940 Act.

* For purposes of this policy, the issuer of the underlying security will be deemed to be the issuer of any respective depositary receipt.

** For purposes of this policy, each sector and industry is defined by the Global Industry Classification Standard, a widely recognized industry classification methodology developed by MSCI, Inc. and Standard & Poor’s Financial Services LLC.

In addition to the investment restrictions adopted as fundamental policies as set forth above, the Funds observe the following non-fundamental restrictions, which may be changed without a shareholder vote upon 60 days’ notice to shareholders.

1.Under normal circumstances, at least 80% of the TrueShares Technology, AI & Deep Learning ETF’s net assets (plus borrowings for investment purposes) will be invested in the common stock of technology, artificial intelligence and/or deep learning companies.

2.Under normal circumstances, at least 80% of The Opal Dividend Income ETF’s net assets (plus borrowings for investment purposes) will be invested in equity securities, including common stocks and ADRs.

3.Under normal circumstances, at least 80% of the TrueShares Eagle Global Renewable Energy Income ETF’s net assets (plus the amount of any borrowings for investment purposes) will be invested in Renewable Energy Infrastructure Companies.

4.Under normal circumstances, at least 80% of the RiverNorth Enhanced Pre-Merger SPAC ETF’s net assets (plus the amount of any borrowing for investment purposes) will be invested in Pre-Merger SPACs (along with the warrants or rights issued in connection with the IPOs of SPACs).

The following descriptions of certain provisions of the 1940 Act may assist investors in understanding the above policies and restrictions:

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Borrowing. The 1940 Act presently allows a fund to borrow from any bank (including pledging, mortgaging or hypothecating assets) in an amount up to 33 1/3% of its total assets (not including temporary borrowings not in excess of 5% of its total assets).

Senior Securities. For purposes of fundamental policy no. 5 above, senior securities may include any obligation or instrument constituting a security issued by a Fund and evidencing indebtedness or a future payment obligation. The 1940 Act generally prohibits funds from issuing senior securities other than borrowing from a bank subject to specific asset coverage requirements. The 1940 Act prohibitions and restrictions on the issuance of senior securities are designed to protect shareholders from the potentially adverse effects of a fund’s issuance of senior securities, including, in particular, the risks associated with excessive leverage of a fund’s assets. Certain types of derivatives give rise to future payment obligations and therefore, also may be considered to be senior securities. Rule 18f-4 under the 1940 Act permits funds that comply with the conditions therein to enter into certain types of derivatives transactions notwithstanding the prohibitions and restrictions on the issuance of senior securities under the 1940 Act. To the extent consistent with its investment strategies, a Fund may invest in derivatives in compliance with the conditions set forth in Rule 18f-4 under the 1940 Act.

Lending. Under the 1940 Act, a fund may only make loans if expressly permitted by its investment policies.

Real Estate and Commodities. The 1940 Act does not directly restrict an investment company’s ability to invest in real estate or commodities, but does require that every investment company have a fundamental investment policy governing such investments.

Underwriting. Under the 1940 Act, underwriting securities involves a fund purchasing securities directly from an issuer for the purpose of selling (distributing) them or participating in any such activity either directly or indirectly.

If a percentage limitation is adhered to at the time of investment or contract, a later increase or decrease in percentage resulting from any change in value or total or net assets will not result in a violation of such restriction, except that the percentage limitation with respect to the borrowing of money will be observed continuously.

Fees and Expenses

None of the Reorganizations are expected to result in an increase in shareholder fees paid by an Existing Fund’s shareholders on shares acquired in the Reorganization or annual fund operating expenses. In fact, the annual operating expenses of each New Fund are expected to be identical to, or, in time, lower than the annual operating expenses of the relevant Existing Fund. The following is a comparison of the fee tables, along with the expense examples, of each Existing Fund and its corresponding New Fund:

TrueShares Technology, AI & Deep Learning ETF

Shareholder Fees	Existing Fund	New Fund
(fees paid directly from your investment)	(Current)	(Pro Forma)
Management Fees	0.68%	0.68%
Distribution and/or Service (12b-1) Fees	0.00%	0.00%
Other Expenses	0.00%	0.00%
Acquired Fund Fees and Expenses	0.01%	[...]%
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Total Annual Fund Operating Expenses	0.69%	[ ]%

The Opal Dividend Income ETF

Shareholder Fees	Existing Fund	New Fund
(fees paid directly from your investment)	(Current)	(Pro Forma)
Management Fees	0.65%	0.65%
Distribution and/or Service (12b-1) Fees	0.00%	0.00%
Other Expenses	0.00%	0.00%

Total Annual Fund Operating Expenses	0.65%	[0.65]%

TrueShares Eagle Global Renewable Energy Income ETF

Shareholder Fees	Existing Fund	New Fund
(fees paid directly from your investment)	(Current)	(Pro Forma)
Management Fees	0.75%	0.75%
Distribution and/or Service (12b-1) Fees	0.00%	0.00%
Other Expenses	0.00%	0.00%

Total Annual Fund Operating Expenses	0.75%	[0.75]%

TrueShares Active Yield ETF

Shareholder Fees	Existing Fund	New Fund
(fees paid directly from your investment)	(Current)	(Pro Forma)
Management Fees	0.75%	0.75%
Distribution and/or Service (12b-1) Fees	0.00%	0.00%
Other Expenses	0.00%	0.00%

Total Annual Fund Operating Expenses	0.75%	[0.75]%

RiverNorth Patriot ETF

Shareholder Fees	Existing Fund	New Fund
(fees paid directly from your investment)	(Current)	(Pro Forma)
Management Fees	0.70%	0.70%
Distribution and/or Service (12b-1) Fees	0.00%	0.00%
Other Expenses	0.00%	0.00%
Acquired Fund Fees and Expenses	0.07%	[...]%

Total Annual Fund Operating Expenses	0.77%	[0.70]%

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RiverNorth Enhanced Pre-Merger SPAC ETF

Shareholder Fees	Existing Fund	New Fund
(fees paid directly from your investment)	(Current)	(Pro Forma)
Management Fees	0.89%	0.89%
Distribution and/or Service (12b-1) Fees	0.00%	0.00%
Other Expenses	0.00%	0.00%

Total Annual Fund Operating Expenses	0.89%	[0.89%]

Example: The Examples below are intended to help you compare the cost of investing in an Existing Fund and its corresponding New Fund with the cost of investing in other funds. The Examples assume that you invest $10,000 in the applicable Fund for the time periods indicated and then redeem (or you hold) all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and each Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

TrueShares Technology, AI & Deep Learning ETF	1 Year	3 Years	5 Years	10 Years
Existing Fund	$[ ]	$[ ]	$[ ]	$[ ]
New Fund	$[ ]	$[ ]	$[ ]	$[ ]

The Opal Dividend Income ETF	1 Year	3 Years	5 Years	10 Years
Existing Fund	$[ ]	$[ ]	$[ ]	$[ ]
New Fund	$[ ]	$[ ]	$[ ]	$[ ]

TrueShares Eagle Global Renewable Energy Income ETF	1 Year	3 Years	5 Years	10 Years
Existing Fund	$[ ]	$[ ]	$[ ]	$[ ]
New Fund	$[ ]	$[ ]	$[ ]	$[ ]

TrueShares Active Yield ETF	1 Year	3 Years	5 Years	10 Years
Existing Fund	$[ ]	$[ ]	$[ ]	$[ ]
New Fund	$[ ]	$[ ]	$[ ]	$[ ]

RiverNorth Patriot ETF	1 Year	3 Years	5 Years	10 Years
Existing Fund	$[ ]	$[ ]	$[ ]	$[ ]
New Fund	$[ ]	$[ ]	$[ ]	$[ ]

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RiverNorth Enhanced Pre-Merger SPAC ETF	1 Year	3 Years	5 Years	10 Years
Existing Fund	$[ ]	$[ ]	$[ ]	$[ ]
New Fund	$[ ]	$[ ]	$[ ]	$[ ]

More detailed information about each New Fund’s annual fund operating expenses will be set forth in the New Funds’ Prospectus.

Fund Capitalizations

The following tables set forth the unaudited capitalization of each Existing Fund and New Fund as of […], 2025 and the unaudited pro forma capitalization of the combined Existing Fund and New Fund as adjusted to give effect to the proposed Reorganization. The following are examples of the number of shares of each New Fund that are proposed to be exchanged for the shares of the corresponding Existing Fund if the Reorganization occurs and do not reflect the number of shares or value of shares that would actually be received if the Reorganization occurs. Pro forma numbers are estimated in good faith and are hypothetical. Pro forma numbers do not reflect any potential liquidation of shareholders associated with the Reorganization.

TrueShares Technology, AI & Deep Learning ETF	Existing Fund	New Fund	Pro Forma - New Fund after Reorganization (estimated)
Net Assets	$[ ]	$0	$[ ]
Shares Outstanding	$[ ]	$0	$[ ]
Net Asset Value Per Share(1)	$[ ]	$0	$[ ]
(1) Rounded to the nearest cent.

The Opal Dividend Income ETF	Existing Fund	New Fund	Pro Forma - New Fund after Reorganization (estimated)
Net Assets	$[ ]	$0	$[ ]
Shares Outstanding	$[ ]	$0	$[ ]
Net Asset Value Per Share(1)	$[ ]	$0	$[ ]
(1) Rounded to the nearest cent.

TrueShares Eagle Global Renewable Energy Income ETF	Existing Fund	New Fund	Pro Forma - New Fund after Reorganization (estimated)
Net Assets	$[ ]	$0	$[ ]
Shares Outstanding	$[ ]	$0	$[ ]
Net Asset Value Per Share(1)	$[ ]	$0	$[ ]
(1) Rounded to the nearest cent.

TrueShares Active Yield ETF	Existing Fund	New Fund	Pro Forma - New Fund after Reorganization (estimated)
Net Assets	$[ ]	$0	$[ ]
Shares Outstanding	$[ ]	$0	$[ ]
Net Asset Value Per Share(1)	$[ ]	$0	$[ ]
(1) Rounded to the nearest cent.

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RiverNorth Patriot ETF	Existing Fund	New Fund	Pro Forma - New Fund after Reorganization (estimated)
Net Assets	$[ ]	$0	$[ ]
Shares Outstanding	$[ ]	$0	$[ ]
Net Asset Value Per Share(1)	$[ ]	$0	$[ ]
(1) Rounded to the nearest cent.

RiverNorth Enhanced Pre-Merger SPAC ETF	Existing Fund	New Fund	Pro Forma - New Fund after Reorganization (estimated)
Net Assets	$[ ]	$0	$[ ]
Shares Outstanding	$[ ]	$0	$[ ]
Net Asset Value Per Share(1)	$[ ]	$0	$[ ]
(1) Rounded to the nearest cent.

The information in the capitalization table above is for informational purposes only. There is no assurance the Reorganizations will be consummated. Moreover, if consummated, the capitalization of each Existing Fund and New Fund is likely to be different at the Closing Date as a result of daily share purchase and redemption activity in an Existing Fund. Accordingly, the foregoing should not be relied upon to reflect the number of shares of the New Fund that actually will be received on or after such date.

Fiscal Year

Each Existing Fund currently operates on a fiscal year ending December 31. Following the Reorganizations, each New Fund will assume the financial history of the Existing Fund and will operate on a fiscal year ending December 31.

Comparison of Valuation Procedures

Generally, the procedures by which EST intends to value the securities of each New Fund are substantially the same as the procedures used by LiFT to value the securities of each Existing Fund. In all cases where a price is not readily available and no other means are available for determining a price, both EST and LiFT turn to their fair value procedures for guidance. Applying EST’s valuation policies after the Reorganizations to the New Funds is not expected to result in material differences in a New Fund’s NAV compared to applying LiFT’s valuation policies to an Existing Fund prior to the Reorganizations.

Distribution and Service (Rule 12b-1) Fees, Sales Charges, and Redemption Fees

The Existing Funds have adopted a distribution and service plan pursuant to Rule 12b-1 under the 1940 Act (the “12b-1 Plan”). In accordance with the 12b-1 Plan, each Fund is authorized to pay an amount up to 0.25% of its average daily net assets each year for certain distribution-related activities and shareholder services.

No Rule 12b-1 fees are currently paid by the Funds, and there are no plans to impose these fees. However, in the event Rule 12b-1 fees are charged in the future, because the fees are paid out of Fund assets, over time these fees will increase the cost of your investment and may cost you more than certain other types of sales charges.

The New Funds have adopted a distribution and service plan of distribution pursuant to Rule 12b-1 that is the same in all material respects to the Existing Funds’ 12b-1 Plan. No Rule 12b-1 fees are currently paid by the New Funds, and there are no plans to impose these fees.
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MANAGEMENT

Investment Adviser

TrueMark Investments, LLC, subject to the authority of the LiFT Board, is responsible for the overall management and administration of the Existing Funds’ business affairs. The Adviser commenced operations as an SEC registered investment adviser in January 2020 and its principal office is located at 433 W Van Buren, Suite 1100-D, Chicago, Illinois 60607. As of January 7, 2025, the Adviser had approximately $785 million in assets under management.

TrueMark is controlled by TrueMark Group, LLC, which in turn is controlled by Michael Loukas. In 2025, RiverNorth Strategic Holdings (“RNSH”) is expected to exercise its option to convert outstanding debt of TrueMark into equity, becoming TrueMark’s controlling shareholder. The operating structure and key personnel of TrueMark are expected to remain the same following the transaction, except that RNSH will control TrueMark. The EST Board and each New Fund’s initial shareholder have approved the continuance of TrueMark as the Fund’s adviser pending the close of this transaction.

As compensation for the investment advisory services provided to the Existing Funds, the following table reflects the management fee paid by each Existing Fund to the Adviser, based on each Existing Fund’s average daily net assets:

Fund	Adviser Fee	Sub-adviser Fee	Sub-adviser
TrueShares Technology, AI & Deep Learning ETF	0.68%	50%**	Black Hill Capital Partners LLC
The Opal Dividend Income ETF	0.65%	0.55%*	Opal Capital LLC
TrueShares Eagle Global Renewable Energy Income ETF	0.75%	50%**	Eagle Global Advisors, LLC
TrueShares Active Yield ETF	0.75%	0.675%*, subject to a minimum annual fee of $60,000	Wealth Builder Funds LLC
RiverNorth Patriot ETF	0.70%	0.60%*	RiverNorth Capital Management LLC
RiverNorth Enhanced Pre-Merger SPAC ETF	0.89%	75%**	RiverNorth Capital Management LLC
*    based on the daily net assets of the Fund
**    of the Adviser’s net profits

Manager of Managers Structure

Section 15(a) of the 1940 Act requires that all contracts pursuant to which persons serve as investment advisers to investment companies be approved by shareholders. This requirement also applies to the appointment of sub-advisers to a fund.

The Adviser and the EST Board have received exemptive relief from the SEC (the “Order”), which permits the Adviser, subject to the approval of the EST Board, including the approval of the EST Trustees who are not interested persons of EST, as defined in the 1940 Act (the “Independent Trustees”), to hire, replace, and/or modify any existing or future sub-advisory agreement with sub-advisers (the “Manager- of-Managers Structure”). The Adviser, subject to the oversight of the EST Board, has the ultimate responsibility for overseeing a New Fund’s sub- advisers and recommending their hiring, termination and replacement. The Order also provides relief from certain disclosure obligations with regard to sub-advisory fees paid by the
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Adviser (not the New Funds). The Order is subject to various conditions, including that a New Fund will notify shareholders and provide them with certain information required by the exemptive order within 90 days of hiring a new sub-adviser. The sole initial shareholder of certain New Funds (TrueShares Eagle Global Renewable Energy Income ETF, TrueShares Technology, AI, & Deep Learning ETF, and TrueShares Active Yield ETF) has approved the applicable Fund’s operation under the Manager-of-Managers Structure as permitted by the Order.

The Manager-of-Managers Structure enables the EST Trust to operate with greater efficiency by not incurring the expense and delays associated with obtaining shareholder approvals for matters relating to sub-advisers or sub-advisory agreements. Operation of the New Funds under the Manager-of-Managers Structure does not permit management fees paid by a New Fund to the Adviser to be increased without shareholder approval. Shareholders will be notified of any changes made to a sub-adviser or material changes to sub-advisory agreements within 90 days of the change.

LiFT and the Adviser do not have exemptive relief similar to the Order.

Portfolio Managers

Each Existing Fund is managed on a day-to-day basis by the following portfolio managers:

Fund	Portfolio Manager(s)
TrueShares Technology, AI & Deep Learning ETF	Sangbum Kim, CEO of the Sub-Adviser, has been portfolio manager of the Fund since July 2020
The Opal Dividend Income ETF	Austin Graff, CFA, Founder, Chief Executive Officer, and Chief Investment Officer for the Sub-Adviser, has been portfolio manager of the Fund since January 2021
TrueShares Eagle Global Renewable Energy Income ETF	Michael Cerasoli, CFA, Portfolio Manager for the Sub-Adviser, Alex Meier, Portfolio Manager for the Sub-Adviser, and Steven S. Russo, Senior Partner for the Sub-Adviser, have been portfolio managers of the Fund since its inception in December 2022
TrueShares Active Yield ETF	Michael D. Clements, Chief Trading Officer of the Sub-Adviser, has served as portfolio manager of the Fund since its inception in April 2024
RiverNorth Patriot ETF	Patrick W. Galley, CFA® and Joseph Bailey, CFA® and CAIA have been the portfolio managers of the Fund since its inception in December 2021
RiverNorth Enhanced Pre-Merger SPAC ETF	Patrick W. Galley, CFA® and Eric Pestrue, CFA® have been the portfolio managers of the Fund since its inception in June, 2022

The portfolio managers will not change as a result of the Reorganizations. For more detailed information about each of the portfolio managers, including their compensation information and other accounts managed, see the Prospectus and Statement of Additional Information for the Existing Funds.

Investment Sub-Advisers

Black Hill Capital Partners, LLC (TrueShares Technology, AI & Deep Learning ETF)

Black Hill Capital Partners, LLC, a Delaware limited liability company located at 101 California Street, San Francisco, California 94111, is responsible for the day-to-day management of the TrueShares Technology, AI & Deep Learning ETF, subject to the supervision of the Adviser and the Board of Trustees of LiFT. The Sub-Adviser is an SEC-registered investment adviser formed in 1999, the Sub-Adviser is majority owned by
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Sangbum Kim. Black Hill provides advisory services to ETFs, including the TrueShares Technology, AI & Deep Learning ETF.

Black Hill is responsible for security selection and trading the Fund’s portfolio investments, including selecting broker-dealers to execute purchase and sale transactions. For its services, the Sub-Adviser is entitled to a fee payable by the Adviser, which fee is 50% of the Adviser’s net profits (“Net Profits”). Net Profits are calculated as follows: the Adviser’s fees received from the TrueShares Technology, AI & Deep Learning ETF during a fiscal period, less interest charges on any borrowings, dividends and other expenses on securities sold short, taxes, brokerage commissions and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments, acquired fund fees and expenses, accrued deferred tax liability, extraordinary expenses, and distribution (12b‑1) fees and expenses (if any).

Opal Capital LLC (The Opal Dividend Income ETF)

Opal Capital LLC, a Florida limited liability company located at 5200 Town Center Circle, Suite 305, Boca Raton, Florida 33486, co-manages the day-to-day investment of the Fund’s assets, subject to the supervision of the Adviser and the Board of Trustees of LiFT. The Sub-Adviser is an SEC-registered investment adviser formed in 2022. Opal is controlled by Austin Graff.

The Adviser is responsible for trading the Fund’s portfolio investments, including selecting broker-dealers to execute purchase and sale transactions, whereas Opal is responsible for security selection. For its services, Opal is entitled to receive a sub-advisory fee paid by the Adviser, not the Fund, at an annual rate of 0.55% of the Fund’s average daily net assets.

Eagle Global Advisors, LLC (TrueShares Eagle Global Renewable Energy Income ETF)

Eagle Global Advisors, LLC (“Eagle”), a Texas limited liability company located at 1330 Post Oak Boulevard, Suite 3000, Houston, Texas 77056, is responsible for the day-to-day management of the Fund, subject to the supervision of the Adviser and the Board of Trustees of LiFT. Eagle is an SEC-registered investment adviser formed in 1996, Eagle is majority owned by Edward Allen and Steven Russo. Eagle provides advisory services to institutions, wealth advisers, family offices, high net worth individuals, and mutual funds.

Eagle is responsible for trading the Fund’s portfolio investments, including selecting broker-dealers to execute purchase and sale transactions. For its services, Eagle is entitled to a fee, paid by the Adviser, equal to 50% of the net profits of the Fund (the total management fees received by the Adviser after Fund expenses) calculated monthly.

Wealth Builder Funds, LLC (TrueShares Active Yield ETF)

Wealth Builder Funds, LLC (“Wealth Builder”), an Illinois limited liability company located at 117 West Main Street, Cary, Illinois 60013, provides advisory services to the Fund and is responsible for the day-to-day management of the Fund, subject to the supervision of the Adviser and the Board of Trustees of LiFT. Wealth Builder is an SEC-registered investment adviser formed in November 2023.

Wealth Builder is responsible for trading the Fund’s portfolio investments, including selecting broker-dealers to execute purchase and sale transactions. For its services, Wealth Builder is entitled to a sub-advisory fee which is calculated daily and paid monthly at a rate of 0.675% based on the Fund’s average daily net assets, subject to an annual minimum fee of $60,000, payable by the Adviser.

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RiverNorth Capital Management, LLC (RiverNorth Patriot ETF and RiverNorth Enhanced Pre-Merger SPAC ETF)

RiverNorth Capital Management, LLC, a Delaware limited liability company located at 360 South Rosemary Avenue, Suite 1420, West Palm Beach, Florida 33401, is responsible for the day-to-day management of each Fund, subject to the supervision of the Adviser and the Board of Trustees of LiFT. The Sub-Adviser is majority owned by RiverNorth Financial Holdings, LLC.

RiverNorth is responsible for security selection for each Fund and trading portfolio securities on behalf of RiverNorth Enhanced Pre-Merger SPAC ETF (including selecting broker-dealers to execute purchase and sale transactions), subject to the supervision of the Adviser and the Board of Trustees of LiFT. For its services with respect to each Fund, RiverNorth is entitled to a fee by the Adviser, which fee is calculated daily and paid monthly, as set forth in the table below.

Fund	Sub-Advisory Fee
RiverNorth Patriot ETF	0.60% based on the daily net assets of the Fund
RiverNorth Enhanced Pre-Merger SPAC ETF	75% of the Adviser’s net profits*
*    “Net profits” refers to the amount remaining (if any) of the advisory fee following the payment of the Fund’s operating expenses by the Adviser.

COMPARISON OF OTHER SERVICE PROVIDERS

Independent Registered Public Accounting Firm

Cohen & Company. Ltd. (“Cohen & Co.”), located at 1835 Market Street, Suite 310, Philadelphia, Pennsylvania 19103, serves as each Existing Fund’s independent registered public accounting firm. After the Reorganization, Cohen & Co., located at 8101 East Prentice Ave., Suite 750, Greenwood Village, CO 80111, will serve as the independent registered public accounting firm of each New Fund and will perform an annual audit of each New Fund’s financial statements and provide other services related to filings with respect to securities regulations.

Distributor

Shares of each Existing Fund are offered on a continuous basis through Foreside Fund Services, LLC (“Foreside”), located at Three Canal Plaza, Suite 100, Portland, Maine 04101, as distributor pursuant to a distribution agreement between Foreside and the Existing Funds. After the Reorganization, Paralel Distributors LLC (“Paralel Distributors”), located at 1700 Broadway, Suite 1850, Denver, Colorado 80290, will serve as distributor of each New Fund’s shares pursuant to a distribution agreement between the Paralel Distributors and EST, on behalf of each New Fund.

Administrator, Fund Accountant and Transfer Agent

U.S. Bancorp Fund Services, LLC d/b/a U.S. Bank Global Fund Services (“US Bank Fund Services”), located at 1555 North Rivercenter Drive, Suite 302 Milwaukee, Wisconsin 53212, serves as each Existing Fund’s administrator, fund accountant and transfer agent. After the Reorganizations, Paralel Technologies LLC (“Paralel Technologies”) (an affiliate of EST), located at 1700 Broadway, Suite 1850, Denver, CO 80290, will provide administration and fund accounting services to each New Fund. State Street Bank and Trust Company (“State Street”), located at One Congress Street, Suite 1, Boston, MA 02114-2016, will provide transfer agent services to each New Fund.

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Custodian

U.S. Bank National Association, located at 1555 North Rivercenter Drive, Suite 302, Milwaukee, Wisconsin 53212, serves as custodian for each Existing Fund’s assets. Following the Reorganizations, State Street will serve as the custodian for each New Fund. A Fund’s custodian holds in safekeeping certificated securities and cash belonging to the Fund and, in such capacity, is the registered owner of securities in book-entry form belonging to the Fund. The Fund’s custodian also maintains certain accounts and records of the Fund.

Compliance Services

US Bank Fund Services provides a chief compliance officer and related compliance services to LiFT with respect to the Existing Funds pursuant to a chief compliance officer services agreement. Paralel Technologies serves in this capacity for EST, and, accordingly, will provide these services to EST with respect to the New Funds following the Reorganizations.

Legal Services

Morgan, Lewis & Bockius LLP, located at 1111 Pennsylvania Avenue, NW, Washington, DC 20004-2541, serves as LiFT’s legal counsel. Thompson Hine LLP, located at 41 South High Street, Suite 1700, Columbus, Ohio 43215, serves as the counsel to EST and, accordingly, will be each New Fund’s legal counsel following the Reorganizations.

CERTAIN INFORMATION REGARDING THE TRUSTEES AND OFFICERS

In connection with the Reorganizations, the operations of each New Fund will be overseen by the EST Board in accordance with EST’s Agreement and Declaration of Trust and By-Laws (the “Governing Documents”), which have been filed with the SEC and are available upon request. The EST Board approves all significant agreements between/among each New Fund and the persons or companies that furnish services to the New Fund, including the Adviser, distributor, administrator, custodian and transfer agent. The day-to-day operations of each New Fund are delegated to the Adviser and the New Funds’ administrator.

The name, address, year of birth, and principal occupations for the past five years of the Trustees and officers of EST are listed below, along with the number of portfolios in the Fund Complex overseen by and the other directorships held by each Trustee.

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EST Trustees

Independent Trustees
Name, Address, Year of Birth	Position(s) Held with Registrant	Length of Service and Term	Principal Occupation(s) During Past 5 Years	Number of Funds Overseen In The Fund Complex*	Other Directorships Held During Past 5 Years**
Kimberly Storms 1972	Trustee, Audit Committee Chair	Since 2022, Indefinite	Ms. Storms served at various roles at ALPS Fund Services, Inc. from 1998 through 2020, including as Senior Vice President - Director of Fund Administration (2004-2020) and Senior Vice President - Director of Fund Management (2020). During her tenure, Ms. Storms served as an officer to certain ETF, closed-end and open-end investment companies (1998-2020) and, within the past 5 years, Principal Financial Officer of ALPS Series Trust (2012-2020), Financial Investors Trust (2013-2020), Liberty All-Star Funds (2013-2020), and Cambria ETF Trust (2020).	23	Sterling Capital Funds (Since October 2022)
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Independent Trustees
Name, Address, Year of Birth	Position(s) Held with Registrant	Length of Service and Term	Principal Occupation(s) During Past 5 Years	Number of Funds Overseen In The Fund Complex*	Other Directorships Held During Past 5 Years**
Steven Norgaard 1964	Lead Independent Trustee	Trustee, since 2022, Indefinite	Mr. Norgaard has been an attorney with Steven K. Norgaard, P.C. since 1994.	24**	Frontier Funds (2 Funds) (since 2013); SRH Total Return Fund, Inc. (Since 2011)
Interested Trustee
Bradley J. Swenson 1972	President, Chairman, Interested Trustee	Since 2022, indefinite	Mr. Swenson is President of Paralel Distributors LLC (May 2022 to present) and Chief Compliance Officer of Paralel Technologies LLC (January 2023 to present). He previously served as President of TruePeak Consulting, LLC (August 2021 to December 2023). Mr. Swenson joined ALPS Fund Services, Inc. (“ALPS”) in 2004 and served as its President from June 2019 until June 2021. In this role, he served as an office to certain other closed-end and open-end investment companies.	23	None
*    The term “Fund Complex” means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services; or have a common investment adviser or that have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. For the purposes of this table, all series of EST ([23] funds, including the Funds) are included in the Fund Complex. As of […], 2025, EST was comprised of [ ] active series managed by 1 affiliated and 2 unaffiliated investment advisers (not including the New Funds.) The
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term “Fund Complex” applies only to the New Funds. The New Funds do not hold themselves out as related to any other series within EST for investment purposes.
**    Mr. Norgaard also serves as a Director of the SRH Total Return Fund, Inc. whose investment adviser is the same as the investment adviser of SRH U.S. Quality ETF and SRH REIT Covered Call ETF, two series of EST.

EST Officers

Name, Address, Year of Birth	Position(s) Held with Registrant	Length of Service and Term	Principal Occupation(s) During Past 5 Years
Nicholas Austin 1981	Treasurer	Since 2023, indefinite	Mr. Austin joined Paralel Technologies, LLC as Senior Controller in 2022. Prior to his current role, Mr. Austin served as Vice President/Fund Controller for SS&C ALPS from 2018.
Christopher Moore 1984	Secretary	Since 2022, indefinite	Mr. Moore is General Counsel of Paralel Technologies LLC and each of its subsidiaries (since 2021). He is also Chief Compliance Officer of Paralel Advisors LLC since 2021. Mr. Moore served as Deputy General Counsel and Legal Operations Manager of RiverNorth Capital Management, LLC from 2020-2021.

Brenna Fudjack 1986	Chief Compliance Officer	Since 2023, indefinite	Ms. Fudjack joined Paralel Technologies LLC as Deputy Chief Compliance officer in 2023. Prior to her current role, Ms. Fudjack served as Manager, Risk & Financial Advisory for Deloitte & Touche LLP from 2022-2023; Director of Compliance for Perella Weinberg Partners Capital Management LP / Agility from 2018-2022.

Steven K. Norgaard. Mr. Norgaard is lead independent trustee of EST and is an attorney and certified public accountant. Since 1994, he has been an attorney with the law firm Steven K. Norgaard, P.C. Prior to starting his own law firm, he was an attorney at McDermott, Will & Emery. In addition, he serves as an independent director on the Board of Directors of the SRH Total Return Fund, Inc. and currently serves as audit committee chair. He has also served on the Board of Directors of ATG Trust Company from 2007 to 2021; and on the Frontier Funds Board of Directors. Mr. Norgaard served on the Board of Directors of Attorneys’ Title Guaranty Fund, Inc. from 2012 to 2022. Prior to March 2015, Mr. Norgaard served as an independent director of the Boulder Total Return Fund, Inc., the Denali Fund, Inc., and the First Opportunity Fund, Inc., each a closed-end fund, until those funds completed a merger into the Fund currently known as SRH Total Return Fund, Inc. Mr. Norgaard brings significant financial, accounting, legal, regulatory and investment experience to the Board, as well as other directorship experience.

Kimberly Storms. Ms. Storms is the chair of the Audit Committee of the EST Board and is its Audit Committee Financial Expert. Ms. Storms has more than 25 years of experience concentrated on mutual fund back office and accounting operations. Ms. Storms served in various roles at ALPS Fund Services from 1998 through 2020, including as Senior Vice President - Director of Fund Administration. She graduated with a B.S. in Finance from the University of Louisiana. Ms. Storms brings significant experience from her prior time serving as an executive officer of several large fund complexes, as well as her knowledge in the accounting, investment and regulatory fields.

Bradley Swenson. Mr. Swenson has more than 25 years experienced focused on compliance and distribution in the mutual fund industry. Prior to joining Paralel, he spent seventeen years at ALPS in various capacities including, but not limited to, Chief Compliance Officer, Chief Operating Officer and President of ALPS Fund Services and ALPS Distributors. In addition to those roles Mr. Swenson built and led the Fund
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CCO services division and served as Fund CCO and President to various closed-end, ETF and mutual fund trusts. Mr. Swenson also held various roles at Janus Capital Group and Oppenheimer Funds including Senior Audit Manager and Compliance Manager. Mr. Swenson graduated from the University of Minnesota-Duluth with a B.S. in Accounting. Mr. Swenson holds FINRA Series 3, 6, 7, 24, 26, and 27 licenses.

EST Leadership Structure and Oversight Responsibilities

The business of EST is managed under the direction of the EST Board in accordance with EST’s Governing Documents, which have been filed with the SEC and are available upon request. The EST Board consists of three individuals, two of whom are not “interested persons” (as defined under the 1940 Act) of EST and the Adviser (“Independent Trustees”). Pursuant to the Governing Documents, the EST Board shall elect officers including a President, a Secretary, a Treasurer, and Chief Compliance Officer. The EST Board retains the power to conduct, operate and carry on the business of EST and has the power to incur and pay any expenses, which, in the opinion of the EST Board, are necessary or incidental to carry out any of EST’s purposes. The EST Board, officers, employees and agents of EST, when acting in such capacities, shall not be subject to any personal liability except for his or her own bad faith, willful misfeasance, gross negligence or reckless disregard of his or her duties.

Board Leadership Structure. The EST Board is led by Bradley Swenson, who has served as the Chairman of the EST Board since 2022. The EST Board has appointed Steven Norgaard as Lead Independent Trustee. Under the Governing Documents, the Chairman shall preside at all meetings of the Trustees, shall be responsible for the execution of policies established by the Trustees and the administration of EST, and may be (but is not required to be) the chief executive, financial, and/or accounting officer of EST. EST believes that its Chairman, the independent chair of the Audit Committee, and, as an entity, the full EST Board, provide effective leadership that is in the best interests of EST, the funds in EST and each shareholder.

Board Risk Oversight. The EST Board maintains an Audit Committee with a separate chair and a Nominating Committee. The EST Board’s role in risk oversight begins before the inception of a fund, at which time certain of the fund’s service providers present the EST Board with information concerning the investment objective, strategies, and risks of the fund as well as proposed investment limitations for the fund. Additionally, the Adviser will provide the EST Board with an overview of, among other things, its investment philosophy, brokerage practices, and compliance infrastructure. Thereafter, the EST Board continues its oversight function as various personnel, including EST’s Chief Compliance Officer and other service providers such as a fund’s independent registered public accounting firm, make periodic reports to the Audit Committee or to the EST Board with respect to various aspects of risk management. The EST Board and the Audit Committee will oversee efforts by management and service providers to manage risks to which a fund may be exposed.

The EST Board is responsible for overseeing the nature, extent, and quality of the services provided to the funds in EST by its investment adviser and receives information about those services at its regular meetings. In addition, on an annual basis (following the initial two-year period), in connection with its consideration of whether to renew the Investment Advisory Agreement with the adviser, the EST Board or its designee may meet with the adviser to review such services. Among other things, the EST Board regularly consider the adviser’s adherence to a fund’s investment restrictions and compliance with various fund policies and procedures and with applicable securities regulations. The EST Board also reviews information about a fund’s performance and the fund’s investments, including, for example, portfolio holdings schedules.

EST’s Chief Compliance Officer reports regularly to the EST Board to review and discuss compliance issues and fund and adviser risk assessments. At least annually, EST’s Chief Compliance Officer provides the EST Board with a report reviewing the adequacy and effectiveness of EST’s policies and procedures and those of its service providers, including a fund’s adviser. The report addresses the operation of
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the policies and procedures of EST and each service provider since the date of the last report; any material changes to the policies and procedures since the date of the last report; any recommendations for material changes to the policies and procedures; and any material compliance matters since the date of the last report.

The EST Board receives reports from each fund’s service providers regarding operational risks and risks related to the valuation and liquidity of portfolio securities. Annually, each fund’s independent registered public accounting firm reviews with the Audit Committee its audit of each fund’s financial statements, focusing on major areas of risk encountered by the funds and noting any significant deficiencies or material weaknesses in each fund’s internal controls. Additionally, in connection with its oversight function, the EST Board oversees each fund management’s implementation of disclosure controls and procedures, which are designed to ensure that information required to be disclosed by EST in its periodic reports with the SEC are recorded, processed, summarized, and reported within the required time periods. The EST Board also oversees EST’s internal controls over financial reporting, which comprise policies and procedures designed to provide reasonable assurance regarding the reliability of EST’s financial reporting and the preparation of EST’s financial statements.

From their review of these reports and discussions with a fund’s adviser, the Chief Compliance Officer, independent registered public accounting firm and other service providers, the EST Board and the Audit Committee learn in detail about the material risks of a fund, thereby facilitating a dialogue about how management and service providers identify and mitigate those risks.

The EST Board recognizes that not all risks that may affect a fund can be identified and/or quantified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve each fund’s goals, and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness. Moreover, reports received by the EST Board as to risk management matters are typically summaries of the relevant information. Most of each fund’s investment management and business affairs are carried out by or through the fund’s adviser and other service providers, each of which has an independent interest in risk management but whose policies and the methods by which one or more risk management functions are carried out may differ from the funds’ and each other’s in the setting of priorities, the resources available or the effectiveness of relevant controls. As a result of the foregoing and other factors, the EST Board’s ability to monitor and manage risk, as a practical matter, is subject to limitations.

EST Board Committees

Audit Committee. The EST Board has a standing Audit Committee that is composed of each of the Independent Trustees of EST. The Audit Committee operates under a written charter approved by the EST Board. The principal responsibilities of the Audit Committee include: recommending which firm to engage as the funds’ independent registered public accounting firm and whether to terminate this relationship; reviewing the independent registered public accounting firm’s compensation, the proposed scope and terms of its engagement, and the firm’s independence; pre-approving audit and non-audit services provided by the funds’ independent registered public accounting firm to EST and certain other affiliated entities; serving as a channel of communication between the independent registered public accounting firm and the Trustees; reviewing the results of each external audit, including any qualifications in the independent registered public accounting firm’s opinion, any related management letter, management’s responses to recommendations made by the independent registered public accounting firm in connection with the audit, reports submitted to the Committee by the internal auditing department of EST’s Administrator that are material to EST as a whole, if any, and management’s responses to any such reports; reviewing the funds’ audited financial statements and considering any significant disputes between EST’s management and the independent registered public accounting firm that arose in connection with the preparation of those financial statements; considering, in consultation with the independent registered public accounting firm and EST’s senior internal accounting
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executive, if any, the independent registered public accounting firms’ report on the adequacy of EST’s internal financial controls; reviewing, in consultation with the funds’ independent registered public accounting firm, major changes regarding auditing and accounting principles and practices to be followed when preparing the funds’ financial statements; and other audit related matters.

The Audit Committee also serves as the Qualified Legal Compliance Committee (“QLCC”) for EST for the purpose of compliance with Rules 205.2(k) and 205.3(c) of the Code of Federal Regulations, regarding alternative reporting procedures for attorneys retained or employed by an issuer who appear and practice before the SEC on behalf of the issuer (the “issuer attorneys”). An issuer attorney who becomes aware of evidence of a material violation by EST, or by any officer, director, employee, or agent of EST, may report evidence of such material violation to the QLCC as an alternative to the reporting requirements of Rule 205.3(b) (which requires reporting to the chief legal officer and potentially “up the ladder” to other entities). Ms. Storms is the Chairman of the Audit Committee.

Nominating Committee. The EST Board has a standing Nominating Committee that is composed of each of the Independent Trustees of EST. The Nominating Committee operates under a written charter approved by the EST Board. The principal responsibility of the Nominating Committee is to consider, recommend and nominate candidates to fill vacancies on the EST Board, if any. The Nominating Committee generally will not consider nominees recommended by shareholders. The Nominating Committee meets periodically, as necessary.

Comparison of Trustees’ Fees

The Existing Funds

Each Independent Trustee receives an annual stipend of $125,000 (prior to January 1, 2025, $110,000) and reimbursement for all reasonable travel expenses relating to their attendance at LiFT Board meetings. The chair of the Audit Committee receives an annual stipend of $5,000 and the chair of the Nominating and Governance Committee receives an annual stipend of $2,500. The Interested Trustee is not compensated for his service as a Trustee. Pursuant to the Advisory Agreement, the Adviser has agreed to pay all expenses of the Funds, except those specified in the Funds’ Prospectus. As a result, the Adviser is responsible for compensating the Independent Trustees. Trustee compensation disclosed in the table does not include reimbursed reasonable travel expenses relating to their attendance at LiFT Board meetings. The following table shows the compensation earned by each member of the LiFT Board during the fiscal year ended December 31, 2024.

Name	Aggregate Compensation From the Funds	Total Compensation From Fund Complex* Paid to Trustees
Interested Trustee
Paul R. Fearday	$0	$0
Independent Trustees
John L. Jacobs	$[...]	$[...]
Koji Felton	$[...]	$[...]
Pamela H. Conroy	$[...]	$[...]
* The Trust is the only registered investment company in the Fund Complex.

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The New Funds

The Independent Trustees each receive a fee of $2,500 per quarter and a quarterly meeting fee of $1,000, a special meeting fee of $1,000, as well as reimbursement for reasonable travel, lodging and other expenses in connection with attendance at meetings. EST has no pension or retirement plan.

Independent Trustee fees are paid by the Adviser through the Adviser’s unitary management fee, and not by the Funds. Trustee compensation does not include reimbursed out-of-pocket expenses in connection with attendance at meetings.

The following table shows the compensation anticipated to be earned by each member of the EST Board during the initial fiscal year of the Funds.

Name	Aggregate Compensation From the Funds	Total Compensation From Fund Complex Paid to Trustees
Interested Trustee
Bradley J. Swenson	$0	$0
Independent Trustees
Kimberly Storms	$[__]+*	$[__]+
Steven Norgaard	$[__]+*	$[__]+
* Estimated for the initial fiscal year of the Fund, using information for the fiscal year ended December 31, 2024.
+ Paid by the Adviser, not the Funds, from its unitary management fee.

FEDERAL INCOME TAX CONSEQUENCES

As an unwaivable condition of each Reorganization, LiFT and EST will receive an opinion of counsel to EST to the effect that the Reorganization will qualify as a tax-free reorganization for federal income tax purposes under Section 368(a)(1)(F) of the Code, subject to customary assumptions and such representations as tax counsel may reasonably request of the Funds.

Each Existing Fund believes that, since inception, it has qualified for treatment as a “regulated investment company” under the Code and believes that it has been, and expects to continue to be, relieved of federal income tax liability on its net investment income and net gains distributed to its shareholders. Each New Fund expects to operate on a fiscal and taxable year ended December 31 of each year, which is a continuation of the relevant Existing Fund’s taxable year ending December 31 of each year.

Subject to the exceptions set forth below, provided that each Reorganization qualifies as a tax-free reorganization under Code Section 368(a), then for U.S. federal income tax purposes, generally, for each Reorganization:

•No gain or loss will be recognized by the Existing Fund upon the transfer of the Existing Fund’s assets to the New Fund solely in exchange for Existing Fund shares and the assumption by the New Fund of the Existing Fund’s liabilities or upon the distribution of the New Fund’s shares to the Existing Fund shareholders in exchange for their Existing Fund shares;
•No gain or loss will be recognized by the Existing Fund shareholders upon the exchange of their Existing Fund shares for New Fund Shares in complete liquidation of the Existing Fund pursuant to the Reorganization.
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•No gain or loss will be recognized by the New Fund upon the receipt of the Existing Fund’s assets solely in exchange for the New Fund shares and the New Fund’s assumption of the Existing Fund’s liabilities;
•The adjusted tax basis in the Existing Fund’s assets will be the same as the adjusted basis of such assets to the Existing Fund immediately prior to the Reorganization;
•The holding period of each of the assets of the Existing Fund in the hands of the New Fund will include the period during which those assets were held by the Existing Fund (except where the New Fund’s investment activities have the effect of reducing or eliminating an asset’s holding period).
•The aggregate adjusted basis of the Existing Fund shares received by the New Fund shareholder pursuant to the Reorganization will be the same as the aggregate adjusted basis of the Existing Fund shares held by such shareholder immediately prior to the Reorganization;
•The holding period of the New Fund share received by the Existing Fund shareholder will include the period during which the Existing Fund shares exchanged therefor were held by such shareholder (provided the Existing Fund shares were held as capital assets on the date of the Reorganization); and
•The New Fund will succeed to and take into account the items of the Existing Fund described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and the Treasury Regulations thereunder. In particular, the New Fund will be treated for purposes of Section 381 of the Code just as the Existing Fund would have been treated if there had been no Reorganization, the tax attributes of the Existing Fund enumerated in Section 381(c) of the Code shall be taken into account by the New Fund as if there had been no Reorganization, and the taxable year of the Existing Fund will not end on the date of the Reorganization merely because of the closing of the Reorganization.

No opinion will be obtained, and no assurance will be provided, as to: (i) whether either the Existing Fund or the New Fund qualifies or will qualify as a regulated investment company; (ii) the federal income tax consequences of the payment of Reorganization expenses by the Adviser, except in relation to the qualification of the Reorganization as a reorganization under Section 368(a) of the Code; (iii) whether any federal income tax will be imposed or required to be withheld under the Foreign Investment in Real Property Tax Act of 1980 with respect to any Existing Fund shareholder that is a foreign person; (iv) the effect of the Reorganization on the Existing Fund with respect to any transferred asset as to which unrealized gain or loss is required to be recognized for federal income tax purposes under a mark-to-market system of accounting (including under Section 1256 of the Code); (v) the effect of the Reorganization on any shareholder of the Existing Fund that is required to recognize unrealized gains or losses for federal income tax purposes under a mark-to-market system of accounting. ; (vi) whether accrued market discount, if any, on any market discount bonds held by the Existing Fund will be required to be recognized as ordinary income under Section 1276 of the Code as a result of the Reorganization; (vii) whether any gain or loss will be required to be recognized with respect to any asset that constitutes stock in a passive foreign investment company (within the meaning of Section 1297(a) of the Code); and (viii) any state, local or foreign tax consequences of the Reorganization. Although LiFT is not aware of any adverse state income tax consequences, it has not made any investigation as to those consequences for the shareholders.

If any of the representations or assumptions on which the opinion of counsel to EST relies is inaccurate, the tax consequences of the transaction could differ materially from those summarized above. Furthermore, the opinion of counsel to EST concerning tax consequences of the Reorganization will neither bind the IRS, nor preclude the IRS or the courts from adopting a contrary position.

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Shareholders are urged to consult their own tax advisers as to the specific tax consequences to them under the federal income tax laws, as well as any consequences under other applicable state or local or foreign tax laws given each shareholder’s particular tax circumstances.

VOTING SECURITIES, PRINCIPAL SHAREHOLDERS AND MANAGEMENT OWNERSHIP

Voting Securities

Shareholders of each Existing Fund at the close of business on the Record Date will be entitled to be present and vote at the Shareholder Meeting. Each shareholder will be entitled to one vote for each Existing Fund share held as of the Record Date. As of the Record Date, there following shares were issued and outstanding:

Fund	Shares Outstanding
TrueShares Technology, AI & Deep Learning ETF	[______________]
The Opal Dividend Income ETF	[______________]
TrueShares Eagle Global Renewable Energy Income ETF	[______________]
TrueShares Active Yield ETF	[______________]
RiverNorth Patriot ETF	[______________]
RiverNorth Enhanced Pre-Merger SPAC ETF	[______________]

Principal Shareholders and Management Ownership

Federal securities laws require that we include information about the shareholders who own 5% or more of the outstanding voting shares of each Existing Fund. A “control person” is a person who owns beneficially or through controlled companies more than 25% of the outstanding voting securities of the Existing Fund. Shareholders owning 25% or more of outstanding shares may be in control and may be able to affect the outcome of certain matters presented for a vote of shareholders. As of [__], 2025, the following shareholders owned of record or beneficially 5% or more of the outstanding shares of the Existing Funds:

TrueShares Technology, AI & Deep Learning ETF
Shareholder and Address	Percentage of Fund Owned	Type of Ownership

The Opal Dividend Income ETF
Shareholder and Address	Percentage of Fund Owned	Type of Ownership

TrueShares Eagle Global Renewable Energy Income ETF
Shareholder and Address	Percentage of Fund Owned	Type of Ownership
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TrueShares Active Yield ETF
Shareholder and Address	Percentage of Fund Owned	Type of Ownership

RiverNorth Patriot ETF
Shareholder and Address	Percentage of Fund Owned	Type of Ownership

RiverNorth Enhanced Pre-Merger SPAC ETF
Shareholder and Address	Percentage of Fund Owned	Type of Ownership

As of [__], 2025, the Officers and Trustees of LiFT, as a group, owned less than 1% of each Existing Fund.

Participation in the Shareholder Meeting and Revocation of Proxies

If you wish to participate in the Shareholder Meeting you may submit the proxy card included with this Proxy Statement or attend telephonically. Your vote is important no matter how many shares you own. You may vote in one of the following ways:

•    Complete and sign the enclosed proxy card and mail it to us in the enclosed prepaid return envelope (if mailed in the United States);
• Vote on the Internet at the website address printed on your proxy ballot; or
• Call the toll-free number printed on your proxy ballot.

Each proxy solicited by the LiFT Board which is properly executed and returned in time to be voted at the Shareholder Meeting will be voted at the Shareholder Meeting in accordance with the instructions on the proxy. Any proxy may be revoked at any time prior to its use by written notification received by LiFT’s Secretary, by the execution and delivery of a later-dated proxy, or by attending the Shareholder Meeting and voting at that time. Any letter of revocation or later-dated proxy must be received by the Existing Funds prior to the Shareholder Meeting and must indicate your name and account number to be effective. Proxies voted by telephone or Internet may be revoked at any time before they are voted at the Shareholder Meeting in the same manner that proxies voted by mail may be revoked.

The Existing Funds understand that the New York Stock Exchange (the “NYSE”) has taken the position that broker-dealers that are members of the NYSE and that have not received instructions from a customer prior to the date specified in the broker-dealer firms’ request for voting instructions may not vote
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such customer’s shares on a reorganization. Therefore, NYSE broker-dealers that have not received customer instructions will not be permitted to vote customer shares with respect to the Reorganizations. A signed proxy card or other authorization by a beneficial owner of each Existing Fund’s shares that does not specify how the beneficial owner’s shares are to be voted on the Proposal may be deemed to be an instruction to vote such shares in favor of the Proposal.

Abstentions will be counted as present for purposes of determining whether a quorum is present. Abstentions will be disregarded in determining the “votes cast” on the Proposal, and therefore, will have the effect of a vote against the Proposal.

Other Business

The LiFT Board does not intend to bring any matters before the Shareholder Meeting other than the Proposal described in this Proxy Statement, and the LiFT Board is not aware of any other matters to be brought before the Shareholder Meeting by others. Because matters not known at the time of the solicitation may come before the Shareholder Meeting, the proxy as solicited confers discretionary authority with respect to such matters as properly come before the Shareholder Meeting, including any adjournment(s) or postponement(s) thereof, and it is the intention of the persons named as attorneys-in-fact in the proxy (or their substitutes) to vote the proxy in accordance with their judgment on such matters.

Submission of Certain Shareholder Proposals

LiFT’s Agreement and Declaration of Trust, as amended, and the Amended and Restated By-laws do not provide for annual meetings of shareholders, and LiFT does not currently intend to hold such meetings in the future. Shareholder proposals for inclusion in a proxy statement for any subsequent meeting of LiFT’s shareholders must be received by LiFT in a reasonable period of time prior to any such meeting.

Quorum; Adjournment

Each Existing Fund must have a quorum of shares represented at the Shareholder Meeting, in person or by proxy, to take action on any matter relating to the Existing Fund. Under LiFT’s Agreement and Declaration of Trust, as amended, a quorum is constituted by the presence in person or by proxy of at least one-third of the outstanding shares of a fund entitled to vote at the Shareholder Meeting.

If a quorum is not present at the Shareholder Meeting, or a quorum is present at the Shareholder Meeting but sufficient votes to approve the Proposal are not received, the chairman of the Shareholder Meeting or the holders of a majority of an Existing Fund’s shares present at the Shareholder Meeting, in person or by proxy, may postpone or adjourn the Shareholder Meeting with respect to such Proposal and such Existing Fund to permit the further solicitation of proxies.

Vote Required

Approval of a Reorganization will require the affirmative vote of a majority of the shares voted in person (physically or via remote communication) or by proxy of that Existing Fund. The vote for each Reorganization will be at the fund level, meaning that shareholders of each Existing Fund will vote separately.

To assure the presence of a quorum at the Shareholder Meeting (which will allow for the transaction of business) and to help assure that your vote is noted, please promptly execute and return the enclosed proxy. A self- addressed, postage-paid envelope is enclosed for your convenience. Alternatively, you may vote by telephone or through the Internet at the number or website address printed on the enclosed proxy card(s).
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Should shareholders require additional information regarding the proxy or replacement proxy cards, they may contact [...] toll-free at [toll-free proxy line]. Representatives will be available Monday through Friday 10 a.m. to 11 p.m., Eastern time.

Solicitation of Shareholder Vote

The LiFT Board is making this solicitation of proxies. LiFT has engaged, at the Adviser’s expense, [name of proxy vendor], located at [proxy vendor address], to serve as proxy solicitor. The estimated fees anticipated to be paid to [...] are approximately $[__]. The Adviser will pay or facilitate the payment of the costs of preparing and mailing this Proxy Statement, the accompanying Notice of Shareholder Meeting and proxy and any additional materials relating to the Shareholder Meeting and the cost of soliciting proxies. In addition to solicitation by mail, LiFT will request banks, brokers and other custodial nominees and fiduciaries, to supply proxy materials to the respective beneficial owners of shares of each of the Existing Funds of whom they have knowledge, and the Adviser will reimburse them or cause them to be reimbursed for their expenses in so doing. Certain officers, employees and agents of LiFT and the Adviser may solicit proxies in person or by telephone, facsimile transmission, or mail, for which they will not receive any special compensation.

Householding

In certain circumstances, only one copy of this Proxy Statement may be mailed to each household, even if more than one person in the household is an Existing Fund shareholder, unless the Existing Fund has received contrary instructions from one or more of the household’s shareholders. If a shareholder needs an additional copy of this Proxy Statement, would like to receive separate copies in the future, or would like to request delivery of a single copy to shareholders sharing an address, please call 1-800-617-0004 or write to the Funds, c/o U.S. Bank Global Fund Services at 615 East Michigan Street, Milwaukee, Wisconsin 53202.

REMEMBER — YOUR VOTE COUNTS EVEN IF YOU HAVE SOLD YOUR SHARES BETWEEN THE RECORD DATE AND THE DATE OF THE SHAREHOLDER MEETING!

Your vote is extremely important, even if you only own a few of an Existing Fund’s shares. The Shareholder Meeting will have to be postponed or adjourned without conducting any business if a sufficient number of shares of an Existing Fund entitled to vote in person or by proxy at the Shareholder Meeting are not represented at the Shareholder Meeting. In that event, an Existing Fund would continue to solicit votes for a certain period of time in an attempt to achieve a quorum. Your vote could be critical in allowing an Existing Fund to hold the Shareholder Meeting as scheduled, so please return your proxy card immediately or vote by Internet or telephone.

If your vote is not received, you may be contacted by representatives of the Existing Funds, employees or agents of the Adviser, representatives of other financial intermediaries, or our proxy solicitor, and reminded to vote your shares.

By Order of the Board of Trustees of Listed Funds Trust

/s/ Chad E. Fickett
Chad E. Fickett
Secretary of the Trust

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Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting

This Proxy Statement is available on the Internet at https://proxyvotinginfo.com/p/[__].com. You may also request a copy by mail (TrueShares ETFs, c/o U.S. Bank Global Fund Services, P.O. Box 701, Milwaukee, WI 53201-0701) or by telephone at (800) 617-0004. For information about how to attend the Shareholder Meeting and vote in person, please call (800) 617-0004.

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Appendix A

AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION (“Agreement”) is made as of this [____] day of [_____], 2025 by and among (i) Listed Funds Trust, a Delaware statutory trust (“Target Trust”), severally and not jointly on behalf of six of its series, on behalf of its series listed in Exhibit A (each, a “Target Fund,” and together, the “Target Funds”); (ii) Elevation Series Trust, a Delaware statutory trust (“Acquiring Trust”), severally and not jointly on behalf of six of its series listed in Exhibit A (each, an “Acquiring Fund,” and together, the “Acquiring Funds”); (iii) solely for the purposes of Sections 4.3, 5.1(f) and 9.2, TrueMark Investments, LLC (“TrueMark”), a Delaware limited liability company (“Adviser”), investment adviser of the Target and Acquiring Funds; and (iv) solely for the purposes of Section 4.4 of this Agreement, Black Hill Capital Partners LLC (sub-adviser to TrueShares Technology, AI & Deep Learning ETF and corresponding Acquiring Fund), Opal Capital LLC (sub-adviser to The Opal Dividend Income ETF and corresponding Acquiring Fund), Eagle Global Advisors, LLC (sub-adviser to TrueShares Eagle Global Renewable Energy Income ETF and corresponding Acquiring Fund), Wealth Builder Funds LLC, (sub-adviser to TrueShares Active Yield ETF and corresponding Acquiring Fund), and RiverNorth Capital, (sub-adviser to RiverNorth Patriot ETF and RiverNorth Enhanced Pre-Merger SPAC ETF and corresponding Acquiring Funds) (each, a “Sub-Adviser” and together, the “Sub-Advisers”) Other than the Target Funds and the Acquiring Funds, no other series of either the Target Trust or the Acquiring Trust are parties to this Agreement

WHEREAS, the parties hereto intend for each Acquiring Fund and its corresponding Target Fund (as set forth in Exhibit A hereto) to enter into a transaction pursuant to which: (i) the Acquiring Fund will acquire all of the Assets (as defined in Section 1.2(b)) in exchange solely for (a) shares of the Acquiring Fund (“Acquiring Fund Shares”), the value of which shall be determined as of the Valuation Time (as defined in Section 2.1(e), and (b) assumption of all of the Liabilities (as defined in Section 1.2(c)) of the corresponding Target Fund by the Acquiring Fund, and (ii) the Target Fund will distribute such Acquiring Fund Shares to shareholders in respect of their shares of the Target Fund, in connection with the complete liquidation of the Target Fund, all upon the terms and conditions hereinafter set forth in this Agreement (each such transaction, a “Reorganization”);

WHEREAS, each Acquiring Fund is a “shell” series of the Acquiring Trust created for the purpose of acquiring the Assets and assuming the Liabilities of its corresponding Target Fund;

WHEREAS, the Acquiring Trust and the Target Trust each is an open-end management investment company registered with the U.S. Securities and Exchange Commission (the “Commission”); and

WHEREAS, each Target Fund and each Acquiring Fund intends (i) this Agreement to be, and adopt it as, a plan of reorganization with respect to their respective Reorganization within the meaning of Section 368(a)(1) of the United States Internal Revenue Code of 1986, as amended (the “Code”), and Section 1.368-2(g) of the U.S. Treasury regulations promulgated under the Code (the “Treasury Regulations”), and (ii) that for United States federal income tax purposes each Reorganization contemplated by this Agreement constitutes a “reorganization” within the meaning of Section 368(a)(1)(F) of the Code.

NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, and intending to be legally bound, the parties hereto covenant and agree as follows:
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1. DESCRIPTION OF EACH REORGANIZATION

1.1 It is the intention of the parties hereto that each Reorganization described herein shall be conducted separately from the other, and a party that is not a party to a Reorganization shall incur no obligations, duties or liabilities with respect to such Reorganization by reason of being a party to this Agreement.

1.2. The Acquiring Trust and the Target Trust agree to take the following steps with respect to each Reorganization:

(a)The Target Fund shall transfer all of its Assets, as defined in Section 1.2(b), to the Acquiring Fund, and the Acquiring Fund in exchange therefor shall assume all of the Liabilities, as defined in Section 1.2(c), and deliver to the Target Fund the number of Acquiring Fund Shares determined in the manner set forth in Section 2.

(b)The assets of the Target Fund to be transferred to the Acquiring Fund shall consist of all assets, property, and goodwill including, without limitation, all cash, securities, commodities and futures interests, claims (whether absolute or contingent, known or unknown, accrued or unaccrued and including, without limitation, any interest in pending or future legal claims in connection with past or present portfolio holdings, whether in the form of class action claims, opt-out or other direct litigation claims, or regulator or government-established investor recovery fund claims, and any and all resulting recoveries) and dividends or interest receivable that are owned by the Target Fund and any deferred or prepaid expenses shown as an asset on the books of the Target Fund on the Valuation Date (as defined in Section 2.1(f)) (collectively, “Assets”).

(c)The Target Fund will endeavor to discharge all of its liabilities and obligations prior to the Closing Date (as defined in Section 3.1). The Acquiring Fund shall assume all of the liabilities of the Target Fund, whether accrued or contingent, known or unknown, existing at the Valuation Time (as defined in Section 2.1(e)), other than liabilities arising under this Agreement (collectively, “Liabilities”).

(d)As soon as reasonably practicable after the Closing (as defined in Section 3.1), the Target Fund will distribute to its shareholders of record (“Target Fund Shareholders”) the Acquiring Fund Shares, respectively, received by the Target Fund pursuant to Section 1.2(a) on a pro rata basis, and the Target Fund will as promptly as practicable thereafter completely liquidate and dissolve. Such distribution, with respect to the Target Fund’s shares, and complete liquidation will be accomplished by the transfer of the Acquiring Fund Shares then credited to the account of the Target Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Target Fund Shareholders. At the Closing, any outstanding certificates representing shares of the Target Fund will be cancelled. The Acquiring Fund shall not issue certificates representing shares in connection with such exchange, irrespective of whether Target Fund Shareholders hold their Target Fund shares in certificated form.

(e)Ownership of Acquiring Fund Shares will be shown on its books, as such are maintained by the Acquiring Fund’s transfer agent.

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(f)All books and records relating to the Target Fund, or copies thereof, including all books and records required to be maintained under the Investment Company Act of 1940, as amended (the “1940 Act”), and the rules and regulations thereunder, shall be turned over to the Acquiring Fund as soon as practicable after the Closing Date and copies of all such books and records maintained by the Target Fund’s adviser, administrator, custodian, distributor or fund accountant shall be turned over to the Acquiring Fund or its agents as soon as practicable following the Closing Date.

(g)    The Target Trust and the Target Fund acknowledge that the Acquiring Trust, the Acquiring Fund and the Adviser intend to treat, and do not and will not object to the Acquiring Trust, the Acquiring Fund and the Adviser treating, the performance record of the Target Fund as the performance record of the Acquiring Fund for any purpose, including the rules and regulations of the Commission and the Financial Industry Regulatory Authority (“FINRA”). In this regard, the parties acknowledge that the investment performance history of the Target Fund will be transferred to the Acquiring Fund at the Closing Date. The Target Trust, on behalf of the Target Fund, represents and warrants to the Acquiring Fund that the investment performance history of the Target Fund is accurate in all material respects and has been calculated in accordance with applicable law.

2. VALUATION

2.1. With respect to each Reorganization:

(a)The net value of the Target Fund’s Assets to be acquired by the Acquiring Fund hereunder shall be computed as of the Valuation Time (as defined in Section 2.1(e)) by calculating the value of the Assets, which shall reflect the declaration of any dividends, and subtracting therefrom the amount of the Liabilities, using the valuation procedures established by the Acquiring Trust’s board of trustees (“Acquiring Fund Valuation Procedures”). On the Valuation Date, the Target Fund shall record the value of the Assets, as valued pursuant to this Section 2.1(a), on a valuation report (the “Valuation Report”) and deliver a copy of the Valuation Report to the Acquiring Fund by 7:00 p.m. (Eastern time) on the Valuation Date, or as soon as practicable thereafter.

(b)The number of Acquiring Fund Shares issued by the Acquiring Fund in exchange for the Target Fund’s Assets shall equal the number of shares of the Target Fund outstanding as of the Valuation Time.

(c)The net asset value per share of the Acquiring Fund Shares issued in connection with the Reorganization shall be determined to the nearest full cent as of the Valuation Time, by dividing the net value of the Target Fund’s Assets (described in Section 2.1(a)) by the number of Acquiring Fund Shares issued in connection with the Reorganization (described in Section 2.1(b)).

(d)All computations of value shall be made by the Acquiring Fund’s administrator using the Acquiring Fund Valuation Procedures and shall be subject to review by the Target Fund’s administrator and, if requested by either the Target Trust or the Acquiring Trust, by the independent registered public accountant of the requesting party at the expense of the requesting party. The Target Trust and the Acquiring Trust agree to use commercially reasonable and good faith efforts to cause their respective administrators and investment advisers to work together to
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resolve before the Closing Date any material differences identified between the valuations of the portfolio assets of the Target Fund determined using the Acquiring Fund’s valuation procedures as compared to the prices of the same portfolio assets determined using the Target Fund’s valuation procedures.

(e)“Valuation Time” shall mean immediately after the close of regular trading on the New York Stock Exchange (“NYSE”) on the Valuation Date.

(f)“Valuation Date” shall mean the business day immediately preceding the Closing Date.

3. CLOSING AND CLOSING DATE

3.1. Each Reorganization shall close on [____] or such other date as the parties may agree (the “Closing Date”). All acts taking place at the closing of each Reorganization (“Closing”) shall be deemed to take place simultaneously as of immediately prior to the opening of regular trading on the NYSE on the Closing Date unless otherwise agreed to by the parties (the “Closing Time”). The Closing of each Reorganization may be held in person, by facsimile, email or such other communication means as the parties may agree.

3.2. With respect to each Reorganization:

(a)The Target Fund’s Assets that are represented by a certificate or other written instrument shall be transferred and delivered by the Target Fund as of the Closing Date to the Acquiring Fund’s custodian (the “Acquiring Custodian”) for the account of the Acquiring Fund duly endorsed in proper form for transfer and in such condition as to constitute good delivery thereof. The Target Trust shall direct the Target Fund’s custodian (the “Target Custodian”) to deliver to the Acquiring Custodian as of the Closing Date by book entry, in accordance with customary practices of the Target Custodian and any securities depository (as defined in Rule 17f-4 under 1940 Act) in which the Assets are deposited, the Target Fund’s Assets so held. The cash to be transferred by the Target Fund shall be delivered to the Acquiring Custodian by wire transfer of federal funds or other appropriate means on the Closing Date. If the Target Fund is unable to make such delivery on the Closing Date in the manner contemplated by this Section for the reason that any of such Assets purchased prior to the Closing Date have not yet been delivered to the Target Fund or its broker, then the Acquiring Fund may, in its sole discretion, waive the delivery requirements of this Section with respect to said undelivered Assets if the Target Fund has, by or on the Closing Date, delivered to the Acquiring Fund or the Acquiring Custodian executed copies of an agreement of assignment and escrow and due bills executed on behalf of said broker or brokers, together with such other documents as may be required by the Acquiring Fund or the Acquiring Custodian, such as brokers’ confirmation slips.

(b)The Target Trust shall direct the Target Custodian to deliver, at the Closing or promptly thereafter, a certificate of an authorized officer stating that, except as permitted by Section 3.2(a), the Assets have been delivered in proper form to the Acquiring Fund no later than the Closing Time on the Closing Date. The custodian of the Acquiring Fund shall deliver to Target Trust, on behalf of the Target Fund, at Closing or promptly thereafter, a certificate of an authorized officer stating that the Assets of the Target Fund have been received by the Acquiring Fund in proper form. The Target Fund shall be responsible for paying all necessary taxes in connection with the delivery of the Assets, including, but not limited to, all capital gains taxes
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and all applicable Federal, state and foreign stock transfer stamps, if any, and shall deliver, at the Closing or promptly thereafter, a certificate of an authorized officer of the Target Trust stating that all such taxes have been paid or provision for payment has been made.

(c)At such time prior to the Closing Date as the parties mutually agree, the Target Fund shall provide (i) instructions and related information to the Acquiring Fund or its transfer agent with respect to the Target Fund Shareholders, including names, addresses, dividend reinvestment elections and tax withholding status of the Target Fund Shareholders as of the date agreed upon (such information to be updated as of the Closing Date, as necessary) and (ii) the information and documentation maintained by the Target Fund or its agents relating to the identification and verification of the Target Fund Shareholders under the USA PATRIOT ACT and other applicable anti-money laundering laws, rules and regulations and such other information as the Acquiring Fund may reasonably request.

(d)The Target Trust shall direct the transfer agent for the Target Fund (the “Target Transfer Agent”) to deliver to the Acquiring Fund at the Closing a certificate of an authorized officer stating that its records, as provided to the Acquiring Trust, contain the names and addresses of the Target Fund Shareholders and the number of outstanding shares owned by each such shareholder immediately prior to the Closing. The Acquiring Fund shall cause to be issued and delivered to the Target Fund a confirmation evidencing the Acquiring Fund Shares to be credited on the Closing Date, or provide other evidence reasonably satisfactory to the Target Trust that such Acquiring Fund Shares have been credited to the Target Fund Shareholders’ accounts on the books of the Acquiring Fund. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, certificates, if any, receipts or other documents as such other party or its counsel may reasonably request.

(e)In the event that on the Valuation Date or the Closing Date (i) the NYSE or another primary trading market for portfolio securities of the Target Fund (each, an “Exchange”) shall be closed to trading or trading thereupon shall be restricted, or (ii) trading or the reporting of trading on such Exchange or elsewhere shall be disrupted so that, in the judgment of the board of trustees of the Acquiring Trust or the Target Trust or the authorized officers of either of such entities, accurate appraisal of the value of the net assets of the Target Fund is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored, or on such later date as agreed to by the Target Fund and Acquiring Fund.

4. REPRESENTATIONS AND WARRANTIES

4.1 The Target Trust, on behalf of itself or, where applicable, each Target Fund, represents and warrants to the Acquiring Trust and each Target Fund’s corresponding Acquiring Fund as follows:

(a)Due Formation, Valid Existence and Good Standing. The Target Fund is duly organized as a series of the Target Trust, which is a statutory trust duly formed, validly existing and in good standing under the laws of the State of Delaware with power under its agreement and declaration of trust and by-laws, as each may have been amended from time to time and are currently in effect (“Target Trust Governing Documents”), to own all of its Assets, to carry on its business as it is now being conducted and to enter into this Agreement and perform its obligations hereunder;
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(b)Effective 1940 Act and 1933 Act Registrations. The Target Trust is a registered investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the 1940 Act, and the registration of the issued and outstanding shares of the Target Fund under the Securities Act of 1933, as amended (“1933 Act”), are in full force and effect;

(c)No Consent or Approval Required. No consent, approval, authorization, or order of any court or governmental authority or FINRA is required for the consummation by the Target Fund and the Target Trust of the transactions contemplated herein, except such as have been obtained or will be obtained at or prior to the Closing Date under the 1933 Act, the Securities Exchange Act of 1934, as amended (“1934 Act”), the 1940 Act and state securities laws;

(d)Registration Statement Compliance. The current prospectus and statement of additional information of the Target Fund included in the Target Fund’s registration statement on Form N-1A (respectively, the “Prospectus” and “Statement of Additional Information”) and each prospectus and statement of additional information of the Target Fund used at all times between the commencement of operations of the Target Fund and the date of this Agreement conforms or conformed at the time of its use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and does not or did not at the time of its use include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

(e)Investment Activity Compliance. The Target Fund is in compliance in all material respects with the applicable investment policies and restrictions set forth in the Target Fund’s prospectus and statement of additional information;

(f)Good Title. Except as otherwise disclosed to and accepted by or on behalf of the Acquiring Fund, the Target Fund will on the Closing Date have good title to the Assets and full right, power, and authority to sell, assign, transfer and deliver such Assets free of adverse claims, including any liens or other encumbrances, and upon delivery and payment for such Assets, the Acquiring Fund will acquire good title thereto, free of adverse claims and subject to no restrictions on the full transfer thereof, including, without limitation, such restrictions as might arise under the 1933 Act, provided that, if disclosed in writing to the Acquiring Fund, the Acquiring Fund will acquire Assets that are segregated as collateral for the Target Fund’s derivative positions, if any, including without limitation, as collateral for swap positions and as margin for futures positions, if any, subject to such segregation and liens that apply to such Assets;

(g)No Violation or Acceleration. The Target Fund is not engaged currently, and the execution, delivery and performance of this Agreement will not result, in (i) a violation of the Target Trust’s Governing Documents or a material violation of any material agreement, indenture, instrument, contract, lease or other undertaking to which the Target Fund or the Target Trust is a party or by which it is bound, or (ii) the acceleration of any material obligation, or the imposition of any material lien, encumbrance, penalty, or additional fee under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Target Fund or the Target Trust is a party or by which it is bound;

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(h)No Litigation. Except as otherwise disclosed in writing to and accepted by or on behalf of the Acquiring Trust, no litigation or administrative proceeding or investigation of or before any court, tribunal, arbitrator, governmental body or FINRA is presently pending or, to the Target Trust’s knowledge, threatened against the Target Trust or the Target Fund that, if adversely determined, would materially and adversely affect the Target Trust’s or the Target Fund’s financial condition, the conduct of its business or its ability to consummate the transactions contemplated by this Agreement. The Target Trust, without any special investigation or inquiry, knows of no facts that might form the basis for the institution of such litigation, proceedings or investigations, and neither the Target Trust nor the Target Fund is a party to or subject to the provisions of any order, decree or judgment of any court, tribunal, arbitrator, governmental body or FINRA that materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

(i)Financial Statements. The financial statements of the Target Fund for the Target Fund’s most recently completed fiscal year have been audited by an independent registered public accounting firm, which is identified in the Target Fund’s Prospectus or Statement of Additional Information. Such statements, as well as the unaudited, semi-annual financial statements for the semi-annual period next succeeding the Target Fund’s most recently completed fiscal year, if any, were prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) consistently applied, and such statements present fairly, in all material respects, the financial condition of the Target Fund as of such date(s) in accordance with GAAP, and there are no known contingent liabilities of the Target Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date(s) not disclosed therein;

(j)No Material Adverse Change in Financial Condition. Since the last day of either (i) the fiscal year covered by the Target Fund’s most recent annual report to shareholders, or (ii) the fiscal half-year covered by the Target Fund’s most recent semi-annual report to shareholders, whichever is more recent, there has not been any material adverse change in the Target Fund’s financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business;

(k)Due Authorization, Valid Issuance and Non-Assessability of Shares. All issued and outstanding shares of the Target Fund are, and on the Closing Date will be, duly authorized and validly issued and outstanding, fully paid and non-assessable by the Target Trust and, in every state where offered or sold, such offers and sales have been in compliance in all material respects with applicable registration and/or notice requirements of the 1933 Act and state and District of Columbia securities laws;

(l)Authority and Enforceability. The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action, if any, on the part of the board of trustees of the Target Trust, on behalf of the Target Fund, and subject to the approval of the shareholders of the Target Fund and the due authorization, execution and delivery of this Agreement by the other parties hereto, this Agreement will constitute a valid and binding obligation of the Target Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles;

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(m)Information for Use in Proxy Statement. With respect to each Reorganization, within a timeframe mutually agreeable to the parties, the Target Fund will provide the Acquiring Fund with such information relating to the Target Fund as is reasonably necessary for the Acquiring Fund to prepare a proxy statement in connection with the Reorganization and with respect to the votes of the shareholders of the Target Fund to approve the Reorganization and such other matters to which as the parties may agree (the “Proxy Statement”) and such information, as of the date provided through the date of the meeting of shareholders of the Target Fund, will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading, provided, however, that the representations and warranties in this paragraph shall not apply to statements in or omissions from the Proxy Statement made in reliance upon and in conformity with information that was furnished by the Acquiring Trust for use therein, or the omission or revision by the Acquiring Fund of information provided by the Target Fund;

(n)Books and Records. The books and records of the Target Fund are true and correct in all material respects and contain no material omissions with respect to information required to be maintained under the laws, rules and regulations applicable to the Target Fund;

(o)Material Contracts and Commitments. Except as otherwise disclosed in writing to and accepted by or on behalf of the Acquiring Fund, the Target Fund has no material contracts or other commitments (other than this Agreement) that will be terminated with liability to it prior to the Closing Date;

(p)No Other Distribution of Acquiring Fund Shares. The Acquiring Fund Shares to be issued pursuant to the terms of this Agreement are not being acquired by the Target Fund for the purpose of making any distribution thereof, other than in accordance with the terms of this Agreement;

(q)Insurance. The Target Trust will maintain directors and officers/errors and omissions insurance providing liability coverage to any former and/or current directors and officers of the Target Trust as of the date of this Agreement, covering the actions of such directors and officers of the Target Trust prior to the Reorganization for the period(s) they served as such.

(r)Tax Returns. On the Closing Date, all Returns (as defined below) of the Target Fund required by law to have been filed by such date (including any extensions) shall have been filed and are or will be true, correct and complete in all material respects, and all Taxes (as defined below) shown as due or claimed to be due by any government entity shall have been paid or provision has been made for the payment thereof. To the Target Trust’s knowledge, no such Return is currently under audit by any Federal, state, local or foreign Tax authority; no assessment has been asserted with respect to such Returns; there are no levies, liens or other encumbrances on the Target Fund or its assets resulting from the non-payment of any Taxes; no waivers of the time to assess any such Taxes are outstanding nor are any written requests for such waivers pending; the Target Fund is not liable for taxes of any person other than itself (excluding in its capacity as withholding agent) and is not a party to any tax sharing or allocation agreement; and adequate provision has been made in the Target Fund’s financial statements for all Taxes in respect of all periods ended on or before the date of such financial statements. As used in this Agreement, “Tax” or “Taxes” means any tax, governmental fee or other like assessment or charge
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of any kind whatsoever (including, but not limited to, withholding on amounts paid to or by any person), together with any interest, penalty, addition to tax or additional amount imposed by any governmental authority (domestic or foreign) responsible for the imposition of any such tax. “Return” means reports, returns, information returns, elections, agreements, declarations, or other documents of any nature or kind (including any attached schedules, supplements and additional or supporting material) filed or required to be filed with respect to Taxes, including any claim for refund, amended return or declaration of estimated Taxes (and including any amendments with respect thereto);

(s)RIC Qualification. The Target Fund has elected to be a regulated investment company under Subchapter M of the Code and is a fund that is treated as a separate corporation under Section 851(g) of the Code. The Target Fund has qualified for treatment as a regulated investment company for each taxable year since inception that has ended prior to the Closing Date and will have satisfied the requirements of Part I of Subchapter M of the Code to maintain such qualification for the period beginning on the first day of its current taxable year and ending on the Closing Date. The Target Fund is not (and will not be as of the Closing Date) classified as a partnership, and instead is (and will be as of the Closing Date) classified as an association that is subject to tax as a corporation for federal tax purposes, and either has elected the latter classification by filing Form 8832 with the Internal Revenue Service or is a “publicly traded partnership” (as defined in Section 7704(b) of the Code) that is treated as a corporation for federal tax purposes. The Target Fund will qualify as a regulated investment company as of the Closing Date and will have satisfied as of the close of its most recent quarter ending before the Closing Date, the diversification requirements of Section 851(b)(3) of the Code. The Target Fund has not taken any action, caused any action to be taken or caused any action to fail to be taken which action or failure could cause the Target Fund to fail to qualify as a regulated investment company under the Code. The consummation of the transactions contemplated by the Agreement will not cause the Target Fund to fail to be qualified as a regulated investment company as of the Closing Date. The Target Fund has no earnings or profits accumulated in any taxable year in which the provisions of Subchapter M of the Code did not apply to it. The Target Fund has been eligible to and has computed its federal income tax under Section 852 of the Code, and has not been, and will not be, liable for any material income or excise tax under Section 852 or 4982 of the Code with respect to any taxable year or calendar year ending before the Closing Date;

(t)No Notice from Tax Authorities. The Target Fund has not received written notification from any tax authority that asserts a position contrary to any of the representations in paragraphs (r) or (s) of this Section 4.1;

(u)Section 368(a)(3)(A) Representation. The Target Fund is not under the jurisdiction of a court in a Title 11 or similar case within the meaning of Section 368(a)(3)(A) of the Code;

(v)Organizational Fees and Expenses. The Target Fund has no unamortized or unpaid organizational fees or expenses;

(w)Dividends and Other Distributions. The Target Fund is in compliance in all material respects with applicable Treasury Regulations pertaining to the reporting of dividends and other distributions on and redemptions of its shares of beneficial interest, including but not limited to those related to shareholder cost basis reporting pursuant to Sections 1012, 6045, 6045A and 6045B of the Code and related Treasury Regulations, and has withheld in respect of
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dividends and other distributions and paid to the proper taxing authorities all taxes required to be withheld, and is not liable for any penalties which could be imposed thereunder;

(x)No Corporate-Level Taxation. The Target Fund will not be subject to corporate-level taxation on the sale of any assets currently held by it as a result of the application of Section 337(d) of the Code and the Treasury Regulations thereunder;

(y)Fiscal Year End. The Target Fund has maintained since formation its December 31 fiscal year end for U.S. federal income tax purposes, and has never changed its December 31 fiscal year end for U.S. federal income tax purposes, by for example, filing Internal Revenue Service Form 1128 “Application to Adopt, Change, or retain a Tax Year”; and

(z)Tax Representation Certificate. The tax representation certificate to be delivered by the Target Trust, on behalf of the Target Fund, to Thompson Hine LLP at the Closing pursuant to Section 7.1(i) hereof (the “Target Trust Tax Representation Certificate”) will not on the Closing Date contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein not misleading.

4.2 The Acquiring Trust, on behalf of itself or, where applicable, each Acquiring Fund, represents and warrants to the Target Trust and to each Acquiring Fund’s corresponding Target Fund as follows:

(a)Due Formation, Valid Existence and Good Standing. The Acquiring Fund is duly organized as a series of the Acquiring Trust, which is a statutory trust duly formed, validly existing and in good standing under the laws of the State of Delaware, with power under its agreement and declaration of trust and by-laws, as each may have been amended from time to time and are currently in effect (“Acquiring Trust Governing Documents”), to own all of its properties and assets and to carry on its business as it is now being, and as it is contemplated to be, conducted, and to enter into this Agreement and perform its obligations hereunder.

(b)Effective 1940 Act Registration. The Acquiring Trust is a registered investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the 1940 Act is in full force and effect;

(c)Effective 1933 Act Registration. Solely with respect to a Reorganization, prior to the Closing, the registration of the Acquiring Fund Shares to be issued in the Reorganization under the 1933 Act will be in full force and effect;

(d)No Consent or Approval Required. No consent, approval, authorization, or order of any court, governmental authority or FINRA is required for the consummation by the Acquiring Fund and the Acquiring Trust of the transactions contemplated herein, except such as have been or will be obtained (at or prior to the Closing Date) under the 1933 Act, the 1934 Act, the 1940 Act and state securities laws;

(e)Registration Statement Compliance. The prospectus and statement of additional information of the Acquiring Fund, including supplements thereto, to be used in connection with the Reorganization, if applicable, will conform at the time of their use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and will not include any untrue statement of a material fact or omit to
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state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

(f)No Violation or Acceleration. The Acquiring Fund is not engaged currently, and the execution, delivery and performance of this Agreement will not result, in (i) a violation of the Acquiring Trust Governing Documents or a material violation of any material agreement, indenture, instrument, contract, lease or other undertaking to which the Acquiring Fund or the Acquiring Trust is a party or by which it is bound, or (ii) the acceleration of any material obligation, or the imposition of any material lien, encumbrance, penalty, or additional fee under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Acquiring Fund or the Acquiring Trust is a party or by which it is bound;

(g)No Litigation. Except as otherwise disclosed in writing to and accepted by or on behalf of the Target Fund, no litigation or administrative proceeding or investigation of or before any court, tribunal, arbitrator, governmental body or FINRA is presently pending or, to the Acquiring Trust’s knowledge, threatened against the Acquiring Trust or the Acquiring Fund that, if adversely determined, would materially and adversely affect the Acquiring Trust’s or the Acquiring Fund’s financial condition, the conduct of its business or its ability to consummate the transactions contemplated by this Agreement. The Acquiring Fund and the Acquiring Trust, without any special investigation or inquiry, know of no facts that might form the basis for the institution of such litigation, proceedings or investigation and neither the Acquiring Trust nor the Acquiring Fund is a party to or subject to the provisions of any order, decree or judgment of any court, tribunal, arbitrator, governmental body or FINRA that materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

(h)All Actions Taken. By the Closing, the Acquiring Trust’s board of trustees and officers shall have taken all actions as are necessary under the 1933 Act, 1934 Act, 1940 Act and any applicable state securities laws for the Acquiring Fund to commence operations as a registered open-end management investment company, including, without limitation, approving and authorizing the execution of investment advisory contracts in the manner required by the 1940 Act and approving and authorizing the execution of such other contracts as are necessary for the operation of the Acquiring Fund;

(i)No Other Consideration. No consideration other than the Acquiring Fund Shares, and the Acquiring Fund’s assumption of the Target Fund’s Liabilities, will be issued in exchange for the Target Fund’s assets in the Reorganization;

(j)Authority and Enforceability. The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action, if any, on the part of the board of the trustees of the Acquiring Trust, on behalf of the Acquiring Fund, and subject to the approval of shareholders of the Target Fund and the due authorization, execution and delivery of this Agreement by the other parties hereto, this Agreement will constitute a valid and binding obligation of the Acquiring Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles;

(k)Due Authorization, Valid Issuance and Non-Assessability of Shares. The Acquiring Fund Shares to be issued and delivered to the Target Fund, for the account of the
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Target Fund Shareholders, pursuant to the terms of this Agreement, will on the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly issued, and, upon receipt of the Target Fund’s Assets in accordance with the terms of this Agreement, will be fully paid and non-assessable by the Acquiring Trust and the Acquiring Fund;

(l)Information for Use in Proxy Statement. The information provided by the Acquiring Fund for use in the Proxy Statement will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein, in light of the circumstances under which such statements were made, not misleading, on the effective date of such Proxy Statement, provided, however, that the representations and warranties in this paragraph shall not apply to statements in or omissions from the Proxy Statement made in reasonable reliance upon and in conformity with information that was furnished by the Target Fund for use therein; and

(m)RIC Status. Subject to the accuracy of the representations and warranties in paragraph 4.1(s), for the taxable year that includes the Closing Date, the Acquiring Trust expects that the Acquiring Fund will meet the requirements of Subchapter M of the Code for qualification as a regulated investment company and will be eligible to, and will, compute its federal income tax under Section 852 of the Code. After the Closing, the Acquiring Fund will be a fund that is treated as a separate corporation under Section 851(g) of the Code. The consummation of the transactions contemplated by the Agreement will not cause the Acquiring Fund to fail to be qualified as a regulated investment company from and after the Closing Date.

(n)Tax Representation Certificate. The tax representation certificate to be delivered by the Acquiring Trust, on behalf of the Acquiring Fund, to Thompson Hine LLP at the Closing pursuant to Section 6.1(h) hereof (the “Acquiring Trust Tax Representation Certificate”) will not on the Closing Date contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein not misleading; and

(o)Assets, Liabilities and Launch. As of the Closing Date, the Acquiring Fund will have no assets (other than any seed capital invested by the Acquiring Fund’s sole initial shareholder) and no liabilities. The Acquiring Fund has not commenced investment operations and will not commence investment operations until after the Closing.

(p)Due Diligence Materials. The due diligence materials of the Acquiring Trust made available to the Target Trust, its board of trustees and its legal counsel in response to a request from the Target Trust to the Acquiring Trust dated February 10, 2025 are true and correct in all material respects and contain no material misstatements or omissions.

4.3 The Adviser represents and warrants to the Target Trust and the Acquiring Trust as follows:

(a)    The Adviser is a limited liability company, duly formed, validly existing and in good standing under the laws of the State of Delaware.

(b)    The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the Adviser, and subject to the due authorization, execution and delivery of this Agreement by the other parties hereto, this Agreement will constitute a valid and binding obligation of the Adviser, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, fraudulent transfer, reorganization,
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moratorium, and other laws relating to or affecting creditors’ rights and to general equity principles.

4.4 Each of the Sub-Advisers represents and warrants to the Target Trust and the Acquiring Trust as follows:

(a)    Black Hill Capital Partners, LLC as Sub-Adviser to the TrueShares Technology, AI & Deep Learning ETF, is a limited liability company, duly formed, validly existing and in good standing under the laws of the State of Delaware.

(b)    Opal Capital LLC, as Sub-Adviser to The Opal Dividend Income ETF, is a limited liability company, duly formed, validly existing and in good standing under the laws of the State of Florida.

(c)    Eagle Global Advisors, LLC, as Sub-Adviser to TrueShares Eagle Global Renewable Energy Income ETF, is a limited liability company, duly formed, validly existing and in good standing under the laws of the State of Texas.

(d) Wealth Builder Funds, LLC, as Sub-Adviser to the TrueShares Active Yield ETF, is a limited liability company, duly formed, validly existing and in good standing under the laws of the State of Illinois.

(e)    RiverNorth Capital Management, LLC, as Sub-Adviser to the RiverNorth Patriot ETF and the RiverNorth Enhanced Pre-Merger SPAC ETF, is a limited liability company, duly formed, validly existing and in good standing under the laws of the State of Delaware.

(f)    The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of each of the Sub-Advisers, and subject to the due authorization, execution and delivery of this Agreement by the other parties hereto, this Agreement will constitute a valid and binding obligation of each of the Sub-Advisers, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium, and other laws relating to or affecting creditors’ rights and to general equity principles.

5. COVENANTS

5.1. With respect to each Reorganization:

(a)The Target Fund: (i) will operate its business in the ordinary course and substantially in accordance with past practices between the date hereof and the Closing Date for the Reorganization, it being understood that such ordinary course of business for the Target Fund may include the declaration and payment of customary dividends and distributions, and any other distribution that may be advisable, and (ii) shall use its reasonable best efforts to preserve intact its business organization and material assets and maintain the rights, franchises and business and customer relations necessary to conduct the business operations of the Target Fund in the ordinary course in all material respects. The Acquiring Fund shall not have commenced operations, prepared books of account and related records or financial statements or issued any shares except for those operations commenced, books of accounts and related records or financial
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statements prepared or shares issued in connection with a private placement to the initial shareholder of the Acquiring Fund to secure any required initial shareholder approvals.

(b)With respect to each Reorganization, the parties hereto shall cooperate in preparing, and the Acquiring Trust shall file with the Commission, the Proxy Statement.

(c)(i) With respect to each Reorganization, the Target Trust will call a meeting of the shareholders of the Target Fund to consider and act upon this Agreement and take all other action necessary to obtain approval of the transactions contemplated herein.

(d)The Target Fund will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Target Fund’s shares.

(e)The Target Trust, on behalf of the Target Fund, will provide the Acquiring Fund with (i) a statement of the respective tax basis and holding period of all investments to be transferred by the Target Fund to the Acquiring Fund, (ii) a copy (which may be in electronic form) of the shareholder ledger accounts including, without limitation, the name, address and taxpayer identification number of each shareholder of record, the number of shares of beneficial interest held by each shareholder, the dividend reinvestment elections applicable to each shareholder, and the backup withholding and nonresident alien withholding certifications, notices or records on file with the Target Fund with respect to each shareholder, including such information as the Acquiring Trust may reasonably request concerning Target Fund shares or Target Fund Shareholders in connection with the Acquiring Fund’s cost basis reporting and related obligations under Sections 1012, 6045, 6045A, and 6045B of the Code and related Treasury regulations for all of the shareholders of record of the Target Fund as of the close of business on the Valuation Date, who are to become shareholders of the Acquiring Fund as a result of the transfer of Assets (the “Target Fund Shareholder Documentation”), certified by its transfer agent or its President or Vice-President to the best of their knowledge and belief, (iii) the tax books and records of the Target Fund, or copies thereof (including but not limited to any income, excise or information returns, as well as any transfer statements (as described in Treas. Reg. § 1.6045A-1 and § 1.6045B-1(a))) for purposes of preparing any returns required by law to be filed for tax periods ending after the Closing Date, and (iv) all FASB ASC 740 (formerly FIN 48) workpapers and supporting statements pertaining to the Target Fund (the “FIN 48 Workpapers”), or copies thereof. The foregoing information will be provided within such timeframes as is mutually agreed by the parties.

(f)Subject to the provisions of this Agreement, each party will take, or cause to be taken, all action, and do or cause to be done all things, reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement. In particular, the Target Trust and the Adviser each covenants that it will, as and when reasonably requested by the Acquiring Fund, execute and deliver or cause to be executed and delivered all such assignments and other instruments and will take or cause to be taken such further action as the Acquiring Fund may reasonably deem necessary or desirable in order to vest in and confirm the Acquiring Fund’s title to and possession of all the Target Fund’s Assets and otherwise to carry out the intent and purpose of this Agreement.

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(g)Promptly after the Closing, the Target Fund will make one or more liquidating distributions to its shareholders consisting of the Acquiring Fund Shares received at the Closing in complete liquidation for U.S. federal income tax purposes, as set forth in Section 1.2(d) hereof.

(h)It is the intention of the parties that the Reorganization will qualify as a reorganization with the meaning of Section 368(a)(1)(F) of the Code. None of the parties to the Reorganization shall take any action or cause any action to be taken (including, without limitation the filing of any Return) that is inconsistent with such treatment or results in the failure of such Reorganization to qualify as a reorganization within the meaning of Section 368(a)(1)(F) of the Code. At or before the Closing Date, the parties to this Agreement will take such reasonable action, or cause such action to be taken, as is reasonably necessary to enable Thompson Hine LLP to render the tax opinion contemplated in Section 8.5 of this Agreement.

(i)Any reporting responsibility of the Target Fund, including, but not limited to, the responsibility for filing regulatory reports, Returns relating to tax periods ending on or prior to the Closing Date (whether due before or after the Closing Date), or other documents with the Commission, any state securities commission, and any Federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Target Fund, except as otherwise is mutually agreed by the parties.

(j)The Target Trust, on behalf of the Target Fund, agrees that the acquisition of all Assets and assumption of all Liabilities of the Target Fund by the Acquiring Trust, on behalf of the Acquiring Fund, includes any right of action against current and former service providers of the Target Fund, such right to survive for the statute of limitation of any such claim. For the avoidance of all doubt, the Target Trust hereby assigns to the Acquiring Trust all rights, causes of action, and other claims against third parties relating to the Target Fund, whether known or unknown, contingent or non-contingent, inchoate or choate, or otherwise.

(k)The Target Trust agrees that the liquidation of the Target Fund will be effected in the manner provided in the Target Trust Governing Documents in accordance with applicable law, and that on and after the Closing Date, the Target Fund shall not conduct any business except in connection with its immediate liquidation.

(l)Neither Target Fund nor Acquiring Fund shall take any action that is inconsistent with the representations set forth herein or, with respect to the Target Fund or Target Trust, in the Target Trust Tax Representation Certificate and, with respect to the Acquiring Fund or Acquiring Trust, in the Acquiring Trust Tax Representation Certificate.

6. CONDITIONS PRECEDENT TO OBLIGATIONS OF EACH TARGET FUND

6.1. With respect to each Reorganization, the obligations of the Target Trust, on behalf of the Target Fund, to consummate the transactions provided for herein shall be subject, at the Target Fund’s election, to the performance by the Acquiring Trust and the corresponding Acquiring Fund of all of the obligations to be performed by it hereunder on or before the Closing Date, and, in addition thereto, the following conditions:

(a)All representations and warranties of the Acquiring Trust and the Acquiring Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof
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and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date;

(b)The Acquiring Trust shall have delivered to the Target Trust on the Closing Date a certificate executed in its name by its President or Vice President and Treasurer, in form and substance reasonably satisfactory to the Target Trust and dated as of the Closing Date, to the effect that the representations and warranties of or with respect to the Acquiring Fund made in this Agreement are true and correct in all material respects at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement;

(c)The Target Fund shall have received the confirmations contemplated by Section 3.2(b) and 3.2(d) of this Agreement, duly executed by an authorized officer of the Acquiring Fund;

(d)The Acquiring Trust and the Acquiring Fund shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Acquiring Trust and the Acquiring Fund, on or before the Closing Date;

(e)The Target Trust shall have received a favorable opinion of Thompson Hine, LLP, counsel to the Acquiring Trust, dated the Closing Date and in a form satisfactory to the Target Trust, to the following effect:

(i)The Acquiring Trust is duly organized and validly existing under the laws of the State of Delaware and has power to own all of its properties and assets and to carry on its business as presently conducted and the Acquiring Fund is a separate series thereof duly constituted in accordance with the applicable provisions of the 1940 Act and the organizational documents of the Acquiring Trust;

(ii)This Agreement has been duly authorized, executed and delivered on behalf of the Acquiring Trust and, assuming the approval of the Agreement by the Target Fund Shareholders and assuming the due authorization, execution and delivery of this Agreement by all other parties, is the valid and binding obligation of the Acquiring Trust enforceable against the Acquiring Trust in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization or other similar laws affecting the enforcement of creditors’ rights generally and other equitable principles;

(iii)The Acquiring Fund Shares to be issued for transfer to the Target Fund’s shareholders as provided by this Agreement are duly authorized and upon such transfer and delivery will be validly issued and outstanding and, assuming receipt by the Acquiring Fund of the consideration contemplated hereby, fully paid and nonassessable shares in the Acquiring Fund, and no shareholder of the Acquiring Fund has any preemptive right of subscription or purchase in respect thereof;

(iv)The execution and delivery of this Agreement did not, and the performance by the Acquiring Trust of its obligations hereunder will not, violate the Acquiring Trust’s organizational documents;

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(v)The Acquiring Trust is registered with the Commission as an open-end management investment company under the 1940 Act, and, to such counsel’s knowledge, its registration with the Commission is in full force and effect;

(vi)Except as disclosed in writing to the Target Trust, such counsel knows of no material legal proceedings pending against the Acquiring Fund or the Acquiring Trust; and

(vii)To the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquiring Trust of the transactions contemplated by this Agreement except such as have been obtained;

(f)In connection with the opinions contemplated by Section 6.1(e), it is understood that counsel may reasonably rely upon the representations made in this Agreement as well as certificates of officers of the Acquiring Trust;

(g)The board of trustees of the Acquiring Trust shall have approved this Agreement and the transactions contemplated hereby in accordance with Rule 17a-8 under the 1940 Act. Notwithstanding anything herein to the contrary, neither the Acquiring Trust nor the Target Trust may waive the condition set forth in this Section 6.1(g); and

(h)The Acquiring Trust, on behalf of the Acquiring Fund, shall have delivered to Thompson Hine LLP an Acquiring Trust Tax Representation Certificate, satisfactory to Thompson Hine LLP, in a form mutually acceptable to the Acquiring Trust and the Target Trust, concerning certain tax-related matters.

7. CONDITIONS PRECEDENT TO OBLIGATIONS OF EACH ACQUIRING FUND

7.1. With respect to each Reorganization, the obligations of the Acquiring Trust, on behalf of the Acquiring Fund, to consummate the transactions provided for herein shall be subject, at the Acquiring Fund’s election, to the performance by the Target Trust and the corresponding Target Fund of all of the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

(a)All representations and warranties of the Target Trust and the Target Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date;

(b)The Target Trust shall have delivered to the Acquiring Trust on the Closing Date a certificate executed in its name by its President or Vice President and Treasurer, in form and substance reasonably satisfactory to the Acquiring Trust and dated as of the Closing Date, to the effect that the representations and warranties of or with respect to the Target Fund made in this Agreement are true and correct in all material respects at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement;

(c)The Target Trust, on behalf of the Target Fund, shall have delivered to the Acquiring Trust (i) a statement of the Target Fund’s Assets, together with a list of portfolio
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securities of the Target Fund showing the adjusted tax basis of such securities by lot and the holding periods of such securities, as of the Closing Date, certified by the Treasurer of the Target Trust, (ii) the Target Fund Shareholder Documentation, (iii) the FIN 48 Workpapers, and (iv) to the extent permitted by applicable law, all information pertaining to, or necessary or useful in the calculation or demonstration of, the investment performance of the Target Fund;

(d)The Target Custodian shall have delivered the certificate contemplated by Section 3.2(b) of this Agreement, duly executed by an authorized officer of the Target Custodian;

(e)The Target Trust and the Target Fund shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Target Trust and the Target Fund, on or before the Closing Date;

(f)The Acquiring Trust shall have received a favorable opinion of Morgan, Lewis & Bockius LLP, counsel to the Target Trust, dated the Closing Date and in a form satisfactory to the Acquiring Trust, to the following effect:

(i)The Target Trust is duly formed, validly existing and in good standing under the laws of the State of Delaware and has power to own all of its properties and assets and to carry on its business as presently conducted and the Target Fund is a separate series thereof duly constituted in accordance with the applicable provisions of the 1940 Act and the organizational documents of the Target Trust;

(ii)This Agreement has been duly authorized, executed and delivered on behalf of the Target Trust and, assuming the approval of the Agreement by the Target Fund Shareholders and assuming the due authorization, execution and delivery of this Agreement by all other parties, is the valid and binding obligation of the Target Trust enforceable against the Target Trust in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization or other similar laws affecting the enforcement of creditors’ rights generally and other equitable principles;

(iii)The Target Fund has the power to sell, assign, transfer and deliver the assets to be transferred by it hereunder, and, upon consummation of the transactions contemplated hereby, the Target Fund will have duly transferred such assets to the Acquiring Fund;

(iv)The execution and delivery of this Agreement did not, and the performance by the Target Trust of its obligations hereunder will not, violate the Target Trust’s organizational documents;

(v)The Target Trust is registered with the Commission as an open-end management investment company under the 1940 Act, and, to such counsel’s knowledge, its registration with the Commission is in full force and effect;

(vi)Except as disclosed in writing to the Acquiring Trust, such counsel knows of no material legal proceedings pending against the Target Fund or the Target Trust; and

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(vii)To the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Target Trust of the transactions contemplated by this Agreement except such as have been obtained;

(g)In connection with the opinions contemplated by Section 7.1(f), it is understood that counsel may reasonably rely upon the representations made in this Agreement as well as certificates of officers of the Target Trust;

(h)The board of trustees of the Target Trust shall have approved this Agreement and the transactions contemplated hereby in accordance with Rule 17a-8 under the 1940 Act. Notwithstanding anything herein to the contrary, neither the Acquiring Trust nor the Target Trust may waive the condition set forth in this Section 7.1(h); and

(i)The Target Trust, on behalf of the Target Fund, shall have delivered to Thompson Hine LLP a Target Trust Tax Representation Certificate, satisfactory to Thompson Hine LLP, in a form mutually acceptable to the Target Trust and the Acquiring Trust, concerning certain tax-related matters.

8. FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF EACH ACQUIRING FUND AND EACH TARGET FUND

With respect to each Reorganization, if any of the conditions set forth below have not been satisfied on or before the Closing Date with respect to the Target Fund or the corresponding Acquiring Fund, the Acquiring Trust or Target Trust, respectively, shall, at its option, not be required to consummate the transactions contemplated by this Agreement:

8.1. The Agreement shall have been approved by the requisite vote of the Target Fund Shareholders in accordance with the provisions of the Target Trust Governing Documents, Delaware law, and the 1940 Act. Notwithstanding anything herein to the contrary, neither the Target Fund nor the Acquiring Fund may waive the condition set forth in this Section 8.1;

8.2. On the Closing Date, no action, suit or other proceeding shall be pending or, to the Target Trust’s or the Acquiring Trust’s knowledge, threatened before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein;

8.3. All consents of other parties and all other consents, orders and permits of Federal, state and local regulatory authorities deemed necessary by the Acquiring Fund or the Target Fund to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Target Fund, provided that either party hereto may for itself waive any of such conditions;

8.4. The Proxy Statement shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or known to be contemplated under the 1933 Act; and

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8.5. The Target Trust and the Acquiring Trust shall have received on or before the Closing Date an opinion of Thompson Hine LLP in form and substance reasonably acceptable to the Target Trust and the Acquiring Trust, as to the matters set forth on Schedule 8.5. In rendering such opinion, Thompson Hine LLP may request and rely upon such representations and certifications contained in the Acquiring Trust Tax Representation Certificate and the Target Trust Tax Representation Certificate and representations and certifications of others as it may reasonably request, and the officers of the Target Trust and the Acquiring Trust will cooperate to make and certify the accuracy of such representations contained in the Acquiring Trust Tax Representation Certificate and the Target Trust Tax Representation Certificate. The foregoing opinion may contain such assumptions and limitations as shall be in the opinion of such counsel appropriate to render the opinions expressed therein. The foregoing opinion may state that no opinion is expressed as to: (i) whether either the Target Fund or the Acquiring Fund qualifies or will qualify as a regulated investment company; (ii) the federal income tax consequences of the payment of Reorganization expenses by the Adviser, except in relation to the qualification of the Reorganization as a reorganization under Section 368(a) of the Code; (iii) whether any federal income tax will be imposed or required to be withheld under the Foreign Investment in Real Property Tax Act of 1980 with respect to any Target Fund shareholder that is a foreign person; (iv) the effect of the Reorganization on the Target Fund with respect to any transferred asset as to which unrealized gain or loss is required to be recognized for federal income tax purposes under a mark-to-market system of accounting (including under Section 1256 of the Code); (iv) the effect of the Reorganization on any shareholder of the Target Fund that is required to recognize unrealized gains or losses for federal income tax purposes under a mark-to-market system of accounting; (vi) whether accrued market discount, if any, on any market discount bonds held by the Target Fund will be required to be recognized as ordinary income under Section 1276 of the Code as a result of the Reorganization; (vii) whether any gain or loss will be required to be recognized with respect to any Asset that constitutes stock in a passive foreign investment company (within the meaning of Section 1297(a) of the Code); and (viii) any state, local or foreign tax consequences of the Reorganization. Notwithstanding anything herein to the contrary, neither the Target Fund nor the Acquiring Fund may waive the condition set forth in this Section 8.5.

9. FEES AND EXPENSES

9.1. The parties hereto represent and warrant to each other that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

9.2. The expenses relating to the proposed Reorganizations, whether or not consummated, which are incurred by the Target Trust, the Target Funds, the Acquiring Trust, and the Acquiring Funds, will be borne and paid by the Adviser. Notwithstanding the foregoing, the party directly incurring any costs and expenses will bear such costs and expenses if and to the extent that payment by another party would result in any Acquiring Fund failing to qualify and be eligible for treatment as a regulated investment company under Sections 851 and 852 of the Code or would prevent the Reorganizations from qualifying as reorganizations within the meaning of Section 368(a) of the Code or otherwise result in the imposition of tax on either the Target Funds or the Acquiring Funds or any of their respective shareholders.

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10. COOPERATION AND EXCHANGE OF INFORMATION

With respect to each Reorganization, prior to the Closing and for a reasonable time thereafter, the Target Trust and the Acquiring Trust will provide each other and their respective representatives with such cooperation, assistance and information as is reasonably necessary (i) for the filing of any Tax Return, for the preparation for any audit, and for the prosecution or defense of any claim, suit or proceeding relating to any proposed adjustment, or (ii) for any financial accounting purpose. Each such party or their respective agents will retain until the applicable period for assessment under applicable law (giving effect to any and all extensions or waivers) has expired all returns, schedules and work papers and all material records or other documents relating to Tax matters and financial reporting of tax positions of the Target Fund and the Acquiring Fund for its taxable period first ending after the Closing of the Reorganization and for all prior taxable periods for which the statute of limitation had not run at the time of the Closing, provided that the Target Trust shall not be required to maintain any such documents that it has delivered to the Acquiring Fund.

If applicable, the Acquiring Fund shall receive certificates following the Closing, promptly upon reasonable request, from the principal executive officer and principal financial officer, or persons performing similar functions, of the Target Trust to the effect that such principal executive officer and principal financial officer, or persons performing similar functions, of the Target Trust have concluded that, based on their evaluation of the effectiveness of the Target Trust’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act), to the best of their knowledge, the design and operation of such procedures were effective to provide reasonable assurance regarding the reliability of information provided by the Target Trust to the Acquiring Trust with respect to the Target Fund’s operations prior to the Closing that is required to be disclosed by the Acquiring Trust on Forms N-CSR or any forms adopted by the Commission in replacement of Forms N-CSR.

11.    ENTIRE AGREEMENT; SURVIVAL OF REPRESENTATIONS, WARRANTIES AND COVENANTS

11.1. Except as described in a separate confidentiality agreement between the Acquiring Trust and the Target Trust, each party agrees that no party has made any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.

11.2. The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall survive the consummation of the transactions contemplated hereunder. The covenants to be performed after the Closing shall survive the Closing.

12. TERMINATION

This Agreement may be terminated and the transactions contemplated hereby may be abandoned (i) by mutual agreement of the Acquiring Trust and the Target Trust; (ii) by either the Acquiring Trust or the Target Trust if one or more other parties shall have materially breached its obligations under this Agreement or made a material misrepresentation herein or in connection herewith; (iii) by the Acquiring Trust if any condition precedent to its obligations set forth herein has not been fulfilled or waived by the Acquiring Trust; (iv) by the Target Trust if any condition precedent to its obligations set forth herein has not been fulfilled or waived by the Target Trust; or (v) by either the Acquiring Trust or the Target Trust if a determination is made by such trust’s board of trustees that the consummation of the transactions
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contemplated herein are not in the best interest of the Acquiring Trust or the Target Trust, respectively. In the event of any such termination, this Agreement shall become void and there shall be no liability hereunder on the part of any party or their respective directors/trustees or officers, except for (i) any such material breach or intentional misrepresentation or (ii) the parties’ respective obligations under Section 9, as to each of which all remedies at law or in equity of the party adversely affected shall survive.

13. AMENDMENTS

This Agreement may be amended, modified or supplemented in a writing signed by the parties hereto to be bound by such Amendment.

14. MISCELLANEOUS

14.1. The Article and Section headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

14.2. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware and applicable Federal law, without regard to its principles of conflicts of laws.

14.3. This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other parties. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

14.4. This Agreement may be executed in any number of counterparts, each of which shall be considered an original.

14.5. It is expressly agreed that the obligations of the parties hereunder shall not be binding upon any of their respective directors or trustees, shareholders, nominees, officers, agents, or employees personally, but shall bind only the property of (i) each Target Fund or its corresponding Acquiring Fund, as applicable, as provided in the Target Trust Governing Documents and the Acquiring Trust Governing Documents and (ii) the other parties. The execution and delivery by such officers shall not be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the property of such party.

14.6. Any public announcements or similar publicity with respect to this Agreement or the transactions contemplated herein will be made at such time and in such manner as the parties mutually shall agree in writing, provided that nothing herein shall prevent either party from making such public announcements as may be required by applicable law, as determined by the disclosing party on the advice of counsel, in which case the party issuing such statement or communication shall advise the other parties prior to such issuance.

14.7. Whenever possible, each provision and term of this Agreement shall be interpreted in a manner to be effective and valid, but if any provision or term of this Agreement is held to be prohibited by law or invalid, then such provision or term shall be ineffective only in the jurisdiction or jurisdictions so holding and only to the extent of such prohibition or invalidity,
Proxy Statement                                        56

without invalidating or affecting in any manner whatsoever the remainder of such provision or term or the remaining provisions or terms of this Agreement.

14.8. A facsimile or electronic (e.g., PDF) signature of an authorized officer of a party hereto on this Agreement and/or any transfer or closing document shall have the same effect as if executed in the original by such officer.

14.9. Notwithstanding any other provision of this Agreement, the requirement to deliver a certificate at Closing may be waived by the party to which it is required to be delivered.

14.10 A copy of the Declaration of Trust of the Acquiring Trust is on file with the Secretary of the State of Delaware, and notice is hereby given that no trustee, officer, agent or employee of the Acquiring Trust shall have any personal liability under this Agreement, and that insofar as it relates to any Acquiring Fund, this Agreement is binding only upon the assets and properties of such Acquiring Fund.

15. NOTICES

Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by facsimile, personal service or prepaid or certified mail addressed to:

For Target Trust:

Listed Funds Trust
c/o U.S. Bank Global Fund Services
615 East Michigan Street
Milwaukee, Wisconsin 53202
Attention: Chad Fickett, Secretary

For Acquiring Trust:

Elevation Series Trust
1700 Broadway, Suite 1850
Denver, CO 80290
Attention: [Legal Department]

For Adviser:

TrueMark Investments, LLC
433 W Van Buren, Suite 1100-D
Chicago, Illinois 60607
Attention: Chief Executive Officer

For Sub-Advisers:

Black Hill Capital Partners, LLC
101 California Street
San Francisco, California 94111
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Attention: [Legal Department]

Opal Capital LLC
5200 Town Center, Suite 305
Boca Raton, Florida 33486
Attention: [Legal Department]

Eagle Global Advisors, LLC
1330 Post Oak Boulevard, Suite 3000
Houston, Texas 77056
Attention: [Legal Department]

Wealth Builder Funds, LLC
117 West Main Street
Cary, Illinois 60013
Attention: [Legal Department]

RiverNorth Capital Management, LLC
360 South Rosemary Avenue, Suite 1420
West Palm Beach, Florida 33401
Attention: [Legal Department]

[Signature page follows]

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IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed as set forth below.

Listed Funds Trust,
severally and not jointly on behalf of the Target Funds

By: ______________________
Name: Kacie G. Brody
Title: President

Elevation Series Trust,
severally and not jointly on behalf of the Acquiring Funds

By: ______________________
Name: Bradley J. Swenson
Title: President

TrueMark Investments, LLC,
solely for the purposes of Sections 4.3, 5.1(f) and 9.2

By: ______________________
Name: Michael N. Loukas
Title: Chief Executive Officer

Black Hill Capital Partners, LLC
solely for the purposes of Sections 4.4

By: ______________________
Name: [ ]
Title: [ ]

Opal Capital LLC
solely for the purposes of Sections 4.4

By: ______________________
Name: [ ]
Title: [ ]

Eagle Global Advisors, LLC
solely for the purposes of Section 4.4

By: ______________________
Name: [ ]
Title: [ ]

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Wealth Builder Funds, LLC
solely for the purposes of Section 4.4

By: ______________________
Name: [ ]
Title: [ ]

RiverNorth Capital Management, LLC
solely for the purposes of Section 4.4

By: ______________________
Name: [ ]
Title: [ ]

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Exhibit A

Target Fund (each a series of the Target Trust)	Acquiring Fund (each a series of the Acquiring Trust)
If a shareholder owns shares of:	The shareholder will receive shares of:
TrueShares Technology, AI & Deep Learning ETF	TrueShares Technology, AI & Deep Learning ETF
The Opal Dividend Income ETF	The Opal Dividend Income ETF
TrueShares Active Yield ETF	TrueShares Active Yield ETF
RiverNorth Patriot ETF	RiverNorth Patriot ETF
RiverNorth Enhanced Pre-Merger SPAC ETF	RiverNorth Enhanced Pre-Merger SPAC ETF
TrueShares Eagle Global Renewable Energy Income ETF	TrueShares Eagle Global Renewable Energy Income ETF

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Schedule 8.5

Tax Opinions

With respect to each Reorganization for U.S. federal income tax purposes:

i.The Acquiring Fund’s acquisition of the Assets in exchange solely for the Acquiring Fund Shares and its assumption of the Liabilities of the Target Fund, followed by the Target Fund’s distribution of the Acquiring Fund Shares pro rata to the Target Fund shareholders actually or constructively in exchange for their Target Fund shares in complete liquidation of the Target Fund, will qualify as a “reorganization” within the meaning of Section 368(a)(1)(F) of the Code, and the Target Fund and the Acquiring Fund each will be a “party to a reorganization” within the meaning of Section 368(b) of the Code.

ii.Under Sections 361 and 357(a) of the Code, no gain or loss will be recognized by the Target Fund upon the transfer of the Target Fund’s Assets to the Acquiring Fund solely in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of the Liabilities of the Target Fund or upon the distribution (whether actual or constructive) of the Acquiring Fund Shares to the Target Fund shareholders in exchange for their Target Fund shares.

iii.Under Section 1032(a) of the Code, no gain or loss will be recognized by the Acquiring Fund upon the receipt of the Assets solely in exchange for the Acquiring Fund Shares and the Acquiring Fund’s assumption of the Liabilities of the Target Fund.

iv.Under Section 362(b) of the Code, the adjusted basis in each of the Target Fund’s Assets acquired by the Acquiring Fund will be the same as the adjusted basis of such Assets to the Target Fund immediately prior to the Reorganization.

v.Under Section 1223(2) of the Code, the holding period of each of the Assets of the Target Fund in the hands of the Acquiring Fund will include the period during which those assets were held by the Target Fund (except where the Acquiring Fund’s investment activities have the effect of reducing or eliminating an Asset’s holding period).

vi.Under Section 354(a)(1) of the Code, no gain or loss will be recognized by the Target Fund shareholders upon the exchange of their Target Fund shares for the Acquiring Fund Shares in complete liquidation of the Target Fund pursuant to the Reorganization.

vii.Under Section 358(a)(1) of the Code, the aggregate adjusted basis of the Acquiring Fund Shares received by each Target Fund shareholder pursuant to the Reorganization will be the same as the aggregate adjusted basis of the Target Fund shares held by such shareholder immediately prior to the Reorganization.

viii.Under Section 1223(1) of the Code, the holding period of the Acquiring Fund Shares received by each Target Fund shareholder in the Reorganization will include the period during which the Target Fund shares exchanged therefor were held by such shareholder (provided the Target Fund shares were held as capital assets on the date of the Reorganization).

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ix.The Acquiring Fund will succeed to and take into account the items of the Target Fund described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and the Treasury Regulations thereunder. In particular, under Treasury Regulation § 1.381(b)-1(a)(2), the Acquiring Fund will be treated for purposes of section 381 of the Code just as the Target Fund would have been treated if there had been no Reorganization, the tax attributes of the Target Fund enumerated in Section 381(c) of the Code shall be taken into account by the Acquiring Fund as if there had been no Reorganization, and the taxable year of the Target Fund will not end on the date of the Reorganization merely because of the closing of the Reorganization.

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VOTE BY MAIL 1.Read the proxy statement. 2.Check the appropriate box(es) on the reverse side of the proxy card. 3.Sign, date and return the proxy card in the postage-paid envelope provided.
VOTE ONLINE 1.Read the proxy statement and have the proxy card at hand. 2.Go to: 3.Follow the simple instructions.
VOTE BY PHONE 1.Read the proxy statement and have the proxy card at hand. 2.Call toll free 3.Follow the simple instructions.

↓ Please detach at perforation before mailing. ↓
TrueShares ([ ]) ETF
SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON [__], 2025
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF LISTED FUNDS TRUST
The undersigned hereby appoints each of Kacie G. Brody and Chad Fickett, as Proxy of the undersigned, with full power of substitution, and hereby authorizes either of them to vote on behalf of the undersigned all shares of the Fund that the undersigned is entitled to vote at the Special Meeting of Shareholders (the “Shareholder Meeting”) of the Fund to be held telephonically at 10:00 Eastern Time on [__], 2025 and at any postponements or adjournments thereof, as fully as the undersigned would be entitled to vote if personally present. If a quorum is not present at the Shareholder Meeting, or a quorum is present at the Shareholder Meeting but sufficient votes to approve the Proposal are not received, the chairman of the Shareholder Meeting or the holders of a majority of a Fund’s shares present at the Shareholder Meeting, in person or by proxy, may postpone or adjourn the Shareholder Meeting with respect to such Proposal and such Fund to permit the further solicitation of proxies. This proxy will be governed by and construed in accordance with the laws of the State of Delaware and applicable federal securities laws. The execution of this proxy is not intended to, and does not, revoke any prior proxies or powers of attorney other than the revocation, in accordance with the laws of the State of Delaware and applicable federal securities laws, of any proxy previously granted specifically in connection with the voting of the shares subject hereto. This proxy may be revoked at any time prior to the exercise of the powers conferred thereby.

CONTROL NUMBER

AUTHORIZED SIGNATURE(S)
This section must be completed for your vote to be counted

Signature(s) and Title(s),if applicable	Sign in the box above
Date

Note: Please sign exactly as your name(s) appear(s) on this proxy card. If signing for estates, trusts, or other fiduciaries, your title or capacity should be stated and where more than one name appears, a majority must sign. If shares are held jointly, one or more joint owners should sign personally. If a corporation, the signature should be that of an authorized officer who should state his or her title.

Important Notice Regarding the Availability of Proxy Materials for the
Special Meeting of Shareholders to be held on [__], 2025

The Proxy Statement for this Shareholder Meeting is available at: [___]

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. PLEASE CAST YOUR VOTE TODAY!

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED.

IF YOU ARE NOT VOTING BY PHONE OR INTERNET, PLEASE SIGN AND DATE THIS PROXY CARD ON THE REVERSE SIDE AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.

↓ Please detach at perforation before mailing. ↓

This proxy is solicited on behalf of the Board of Trustees of Listed Funds Trust (the “Trust”). The Board of Trustees has unanimously approved the Proposal and recommends shareholders approve it also. The proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted FOR the Proposal. In his or her discretion, the Proxy is authorized to vote upon such other matters as may properly come before the meeting.

THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS A VOTE FOR THE PROPOSAL.

TO VOTE, MARK BOX(ES) BELOW IN BLUE OR BLACK INK AS FOLLOWS:

			FOR	AGAINST	ABSTAIN

1.	To approve an Agreement and Plan of Reorganization providing for the reorganization of:		☐	☐	☐
	a.	TrueShares Technology, AI & Deep Learning ETF, a series of LiFT, into the TrueShares Technology, AI & Deep Learning ETF, a series of Elevation Series Trust (“EST”);
	b.	The Opal Dividend Income ETF, a series of LiFT, into The Opal Dividend Income ETF, a series of EST;
	c.	TrueShares Eagle Global Renewable Energy Income ETF, a series of LiFT, into the TrueShares Eagle Global Renewable Energy Income ETF, a series of EST;
	d.	TrueShares Active Yield ETF, a series of LiFT, into the TrueShares Active Yield ETF, a series of EST;
	e.	RiverNorth Patriot ETF, a series of LiFT, into the RiverNorth Patriot ETF, a series of EST;
	f.	RiverNorth Enhanced Pre-Merger SPAC ETF, a series of LiFT, into the RiverNorth Enhanced Pre-Merger SPAC ETF, a series of EST

YOUR SIGNATURE ON THIS VOTING INSTRUCTION CARD IS REQUIRED FOR YOUR VOTE TO BE COUNTED. IF YOU ARE NOT VOTING BY TELEPHONE OR INTERNET, PLEASE BE SURE TO SIGN, DATE, AND RETURN ALL PAGES OF THIS CARD IN THE ENCLOSED ENVELOPE